UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

MERSANA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MERSANA THERAPEUTICS, INC.
840 Memorial Drive
Cambridge, Massachusetts 02139
April 29, 2022
To Our Stockholders:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Mersana Therapeutics, Inc. to be held at 9:00 a.m., Eastern time, on Thursday, June 9, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. There will not be a physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MRSN2022.
The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting. Details regarding how to attend the meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement.
It is important that your shares be represented at this meeting. Whether or not you plan to attend the meeting online, we hope that you will have your stock represented by voting your shares over the internet, by telephone or, if you have requested to receive paper copies of these materials, by completing, signing, dating and returning the enclosed proxy card in the enclosed envelope, prior to the Annual Meeting. If you receive our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have requested to receive a proxy card, then instructions regarding how you can vote are contained on the proxy card. If your shares are held by a broker, bank or other agent, you will receive voting instructions from such broker, bank or other agent that you must follow for your shares to be voted. If you decide to attend the Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.
Thank you for your continued support.
Sincerely,
/s/ Anna Protopapas

Anna Protopapas
Chief Executive Officer, President and Director

MERSANA THERAPEUTICS, INC.
840 Memorial Drive
Cambridge, Massachusetts 02139
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 9, 2022
To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of Mersana Therapeutics, Inc., a Delaware corporation, or Mersana or the Company, will be held on Thursday, June 9, 2022, at 9:00 a.m. ET. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. Stockholders can attend the meeting via the internet at www.virtualshareholdermeeting.com/MRSN2022 and submit questions and vote shares electronically at the Annual Meeting.
The 2022 Annual Meeting is called for the following purposes:
1.
To elect three Class II directors to serve until our 2025 annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.
To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.
To approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement;

4.
To approve an amendment to our Fifth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, $0.0001 par value per share, from 175,000,000 to 350,000,000; and

5.
To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You can find more information regarding the foregoing in the attached proxy statement.
Each outstanding share of Mersana’s common stock (Nasdaq: MRSN) entitles the holder of record at the close of business on April 14, 2022 to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. A complete list of these stockholders will be available for examination by any stockholder during the ten days prior to the Annual Meeting for a purpose germane to the meeting at our offices at 840 Memorial Drive, Cambridge, Massachusetts 02139. This list of stockholders will also be available to stockholders of record during the Annual Meeting for examination at www.virtualshareholdermeeting.com/MRSN2022.
Instead of mailing a paper copy of our proxy materials to all of our stockholders, we are providing access to our proxy materials via the internet under the “notice and access” rules of the Securities and Exchange Commission. As a result, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials, instead of a paper copy of this proxy statement and our annual report to stockholders for the fiscal year ended December 31, 2021, or the 2021 Annual Report. We plan to mail the Notice of Internet Availability of Proxy Materials on or about April 29, 2022, and the Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials over the internet and how each of our stockholders can receive a paper copy of the proxy materials, including the proxy statement, our 2021 Annual Report and a form of proxy card.

Your vote is important. Whether or not you expect to attend the virtual Annual Meeting, please vote by telephone or through the internet or, if you receive a paper proxy card by mail, by completing, signing, dating and returning the proxy card mailed to you, as promptly as possible in order to ensure your representation at the Annual Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. Even if you have voted by proxy, if you attend the Annual Meeting, you may still vote online during the Annual Meeting. Please note, however, that if your shares are held of record by a brokerage firm, bank or other agent and you wish to vote online at the Annual Meeting, you must obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent’s name and account.
By Order of the Board of Directors
/s/ Alejandra Carvajal

Alejandra Carvajal
Secretary
Cambridge, Massachusetts
April 29, 2022

i

MERSANA THERAPEUTICS, INC.
840 Memorial Drive
Cambridge, Massachusetts 02139
PROXY STATEMENT
For the 2022 Annual Meeting of Stockholders
To Be Held on Thursday, June 9, 2022 at 9:00 A.M. ET
This proxy statement, along with the accompanying Notice of 2022 Annual Meeting of Stockholders, is being furnished in connection with the solicitation of proxies by the board of directors of Mersana Therapeutics, Inc. for use at the 2022 Annual Meeting of Stockholders of Mersana Therapeutics, Inc., to be held at 9:00 a.m. ET via the internet at www.virtualshareholdermeeting.com/MRSN2022, including any postponement or adjournment thereof, which we refer to as the Annual Meeting.
In this proxy statement, we refer to Mersana Therapeutics, Inc. as “Mersana,” “the Company,” “we,” and “us.”
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on June 9, 2022:
This proxy statement and our 2021 Annual Report to Stockholders, or the 2021 Annual Report, are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 16-digit control number(s) available that appears on your proxy card.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission, or the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to: Mersana Therapeutics, Inc., 840 Memorial Drive, Cambridge, Massachusetts 02139, Attention: Secretary. Exhibits, if any, will be provided upon written request and payment of an appropriate processing fee. This Proxy Statement and our 2021 Annual Report are also available on the SEC’s website at http://www.sec.gov.
On or about April 29, 2022, we intend to mail a Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders (other than those who previously requested electronic or paper delivery of proxy materials), directing stockholders to a website where they can access our proxy materials, including this Proxy Statement and our 2021 Annual Report, and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Q:
What is the purpose of this proxy statement?

A:
We are sending you this proxy statement because the Board of Directors of Mersana Therapeutics, Inc. (which we refer to as “Mersana,” the “Company,” “we,” “us,” or “our”) is inviting you to vote (by soliciting your proxy) at our 2022 Annual Meeting of Stockholders to be held at 9:00 a.m. ET on Thursday, June 9, 2022, via a live webcast at www.virtualshareholdermeeting.com/MRSN2022, including any adjournments or postponements of the meeting, which we refer to as the Annual Meeting. This proxy statement along with the accompanying Notice of 2022 Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and information that is intended to assist you in making an informed vote on the proposals described in this proxy statement.

Q:
Why did I receive a one-page notice regarding the internet availability of proxy materials instead of a full set of proxy materials?

A:
Pursuant to rules adopted by the SEC, we are providing access to our proxy materials over the internet, which reduces both the costs and the environmental impact of sending our proxy materials to stockholders. We intend to mail a Notice of Internet Availability of Proxy Materials, or Notice, to our stockholders (other than those who previously requested paper copies) on or about April 29, 2022.

The Notice contains instructions on how to:
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access and view the proxy materials over the internet;

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vote; and

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request a paper or e-mail copy of the proxy materials.

In addition, if you received paper copies of our proxy materials and wish to receive all future proxy materials, proxy cards, and annual reports electronically, please follow the electronic delivery instructions on www.proxyvote.com. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the cost and environmental impact of the Annual Meeting.
Q:
How do I attend the Annual Meeting?

A:
Our Annual Meeting will be held in a virtual meeting format at www.virtualshareholdermeeting.com/MRSN2022. To participate in the Annual Meeting, you will need the 16-digit control number included in your Notice, your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 9:00 a.m. ET. We encourage you to access the meeting prior to the start time. Online check-in will start 15 minutes before the meeting, and you should allow ample time for the check-in procedures. If your shares are held in a bank or brokerage account, instructions should also be provided on the voting instruction form provided by your bank or brokerage firm. Stockholders who wish to submit questions related to the business of the Annual Meeting may do so electronically starting at the time of check-in or during the meeting by clicking the option in the virtual meeting webcast portal. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

Q:
Who can vote at the Annual Meeting?

A:
Only stockholders of record at the close of business on April 14, 2022, or the Record Date, will be entitled to vote at the Annual Meeting. On the Record Date, there were 94,469,048 shares of common stock outstanding and entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at our offices at 840 Memorial Drive, Cambridge, Massachusetts 02139 during normal business hours by any stockholder for any purpose germane to the meeting for ten days prior to the Annual Meeting, and during the Annual Meeting such list will be available for examination at www.virtualshareholdermeeting.com/MRSN2022.

Stockholder of Record: Shares Registered in Your Name
If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy electronically through the internet, over the telephone or by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on the Record Date your shares were held not in your name but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
Q:
On what matters am I voting?

A:
There are four matters scheduled for a vote:

•
Election of three Class II directors to serve until our 2025 annual meeting of stockholders and until their respective successors have been duly elected and qualified (Proposal 1);

•
Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2);

•
Approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in our proxy statement (commonly referred to as “Say-on-Pay”) (Proposal 3); and

•
Approval of an amendment to our Fifth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, $0.0001 par value per share, from 175,000,000 to 350,000,000 (Proposal 4).

Q:
What if another matter is properly brought before the Annual Meeting?

A:
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q:
How do I vote?

A:
You may either vote “FOR” each of the nominees to the Board or you may “WITHHOLD” your vote for any nominee. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting.

The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote by proxy through the internet, vote by proxy over the telephone, vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time, or vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.
•
By Internet.   You may vote by proxy via the internet at www.proxyvote.com up until 11:59 p.m. ET the day before the Annual Meeting by following the instructions provided on the Notice or the proxy card. You should have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
•
By Telephone.   If you live in the United States or Canada, you may vote by proxy by calling toll-free 1-800-690-6903 and by following the instructions provided on the proxy card. You must have the 16-digit control number that is on either the Notice or the proxy card when voting.

•
By Mail.   If you received a proxy card, complete and mail your proxy card in the postage prepaid envelope you receive, and return the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors and according to the discretion of the proxy holders named in the proxy card upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof.

•
By Attending the Virtual-only Annual Meeting.   You may vote your shares at www.virtualshareholdermeeting.com/MRSN2022 during the Annual Meeting. You will need the 16-digit control number that is on either the Notice or the proxy card when voting and the instructions accompanying these proxy materials.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Q:
How many votes do I have?

A:
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Q:
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

A:
If you are a stockholder of record and do not vote by completing a proxy card, by telephone, through the internet or in person at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the election of each of the three nominees for director, “FOR” the ratification of the selection of our independent registered public accounting firm, “FOR” the approval of the compensation of our named executive officers and “FOR” the amendment to our Fifth Amended and Restated Certificate of Incorporation, or the Certificate of Incorporation. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Q:
If I am a beneficial owner of shares held in street name and I do not provide my broker, bank or other agent with voting instructions, what happens?

A:
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, the NYSE has advised us that Proposals 1 and 3 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposals 2 and 4 are considered to be “routine” matters under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposals 2 and 4.
If you a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Q:
Who is paying for this proxy solicitation?

A:
We will pay for the entire cost of soliciting proxies. We have retained Georgeson LLC to assist us in the solicitation of proxies for an aggregate fee of approximately $20,000 to $25,000. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:
What does it mean if I receive more than one Notice?

A:
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices to ensure that all of your shares are voted.

Q:
Can I change my vote after submitting my proxy?

A:
Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•
You may submit another properly completed proxy card with a later date before the applicable deadline.

•
You may grant a subsequent proxy by telephone or through the internet before the applicable deadline.

•
You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 840 Memorial Drive, Cambridge, Massachusetts 02139.

•
You may attend the virtual Annual Meeting and vote in person.

Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you must follow the instructions provided by your broker, bank or other agent to revoke your proxy.
Q:
When are stockholder proposals and director nominations due for next year’s annual meeting?

A:
Requirements for Stockholder Proposals to be Brought before an Annual Meeting

Our Amended and Restated Bylaws, or Bylaws, provide that, for stockholder director nominations or other proposals to be considered at an annual meeting of stockholders, the stockholder must give timely notice thereof in writing to our Secretary at c/o Mersana Therapeutics, Inc., 840 Memorial Drive, Cambridge, Massachusetts 02139. To be timely for the 2023 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices between

February 9, 2023 and March 11, 2023; provided that if the date of that annual meeting of stockholders is earlier than May 10, 2023, or later than July 9, 2023 you must give the required notice not earlier than the 120th day prior to the meeting date and not later than the 90th day prior to the meeting date or, if later than the 90th day prior to such meeting date, the 10th day following the day on which public disclosure of that meeting date is first made. A stockholder’s notice to the Secretary must also set forth the information required by our Bylaws.
Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials
Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and intended to be presented at the 2023 Annual Meeting of Stockholders must be received by us not later than December 30, 2022 in order to be considered for inclusion in our proxy materials for that meeting.
In addition to satisfying the advance notice provisions in our Bylaws relating to nominations of director candidates, to comply with the SEC’s universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than our nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2023. If the date of the 2023 annual meeting changes by more than 30 calendar days from the date of the 2022 annual meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following our public announcement of the date of the 2023 annual meeting.
Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors (Proposal 1), votes “For” and “Withhold”, and, with respect to the other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for Proposal 4 and will have the same effect as “Against” votes. Abstentions on Proposals 1, 2 and 3 will have no effect on and will not be counted towards the vote total for any of those proposals. Broker non-votes on Proposals 1 and 3 will have no effect and will not be counted towards the vote total for any of those proposals.

Q:
What are “broker non-votes”?

A:
As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under applicable rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 1 and 3 are considered to be “non-routine” under applicable rules. Therefore, if your shares are held in “street name,” your bank, broker or other agent cannot vote on these matters without voting instructions from you and your shares will be counted as “broker non-votes.”

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022 (Proposal 2) and the approval of the amendment to our Certificate of Incorporation to the increase the number of authorized shares of common stock (Proposal 4) are considered “routine” matters under applicable rules. Therefore, if your shares are held in “street name,” your bank, broker or other agent may exercise discretionary authority to vote on Proposals 2 and 4 in the absence of voting instructions from you.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Q:
How many votes are needed to approve each proposal?

A:
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	As this is an uncontested election of directors, each director nominee must receive a greater number of shares voted FOR his or her election than shares voted WITHHOLD for such nominee (i.e., a majority of the votes cast by the holders of shares present in person or by proxy and entitled to vote at the Annual Meeting) to be elected.	No effect	No effect
2	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022	The affirmative vote of a majority of the votes cast by the holders of shares present in person or by proxy and entitled to vote at the Annual Meeting.	No effect	Not applicable(1)
3	Approval, on a non-binding, advisory basis, of the compensation of our named executive officers	The affirmative vote of a majority of the votes cast by the holders of shares present in person or by proxy and entitled to vote at the Annual Meeting.	No effect	No effect
4	Approval of an amendment to our Fifth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 175,000,000 shares to 350,000,000 shares	The affirmative vote of holders of at least 75% of the shares of our common stock outstanding on the record date and entitled to vote at the Annual Meeting.	Against	Not applicable(1)

(1)
Proposals 2 and 4 are each considered to be a “routine” matter under applicable rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under applicable rules to vote your shares on this proposal.

Q:
What is the quorum requirement?

A:
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority in voting power of the outstanding shares entitled to vote are present at the Annual Meeting in person or represented by proxy. On the Record Date, there were 94,469,048 shares outstanding and entitled to vote. Thus, the holders of 47,234,525 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chair of the meeting may adjourn the Annual Meeting to another date.

Q:
How can I find out the results of the voting at the Annual Meeting?

A:
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the date of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

Q:
Who should I call if I have any additional questions?

A:
If you hold your shares directly, please call Alejandra Carvajal, Secretary of the Company, at (617) 498-0020. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our Certificate of Incorporation states that the Board of Directors shall consist of not fewer than three and not more than fifteen members, and the precise number of directors shall be fixed by a resolution of the Board of Directors. The size of our Board of directors is currently fixed at eight directors. Each director holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Any vacancy in the Board of Directors, including a vacancy that results from an increase in the number of directors, may be filled by a vote of the majority of the directors then in office.
Our Certificate of Incorporation provides that the Board of Directors is divided into three classes, with the classes as nearly equal in number as possible. Each of our directors identified below serves in the class indicated. Subject to any earlier death, resignation or removal in accordance with the terms of our Certificate of Incorporation and Bylaws, our Class II directors, if elected at the Annual Meeting, will serve until the 2025 annual meeting of stockholders, our Class III directors will serve until the 2023 annual meeting of stockholders and our Class I directors will serve until the 2024 annual meeting of stockholders. Any additional directorships resulting from an increase in the number of directors will be apportioned by the Board of Directors among the three classes.
Allene M. Diaz, Andrew A. F. Hack, M.D., Ph.D. and Kristen Hege, M.D., are the Class II directors whose terms expire at the Annual Meeting. Ms. Diaz, Dr. Hack and Dr. Hege have each been nominated by the Board of Directors for and agreed to stand for election to the Board of Directors to serve as a Class II director for three years and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
Our Bylaws provide for a majority voting standard for the election of directors in uncontested elections, which means that to be elected, a director nominee must receive a greater number of votes FOR his or her election than votes WITHHELD from such election. The number of votes cast with respect to that director’s election excludes abstentions and broker non-votes with respect to that director’s election. In contested elections in which the number of director nominees exceeds the number of directors to be elected, the voting standard will be a plurality of the shares present online or by proxy and entitled to vote.
Our Nominating and Corporate Governance Committee is responsible for developing and recommending to our Board of Directors criteria for Board membership and, consistent with those criteria, recommending to the Board of Directors director candidates and nominees for the next annual meeting of stockholders. As reflected in our Corporate Governance Guidelines, it is the policy of the Board of Directors that all directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. The Nominating and Corporate Governance Committee seeks to assemble a Board of Directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial acumen, and management experience necessary to oversee and direct Mersana’s business. The Nominating and Corporate Governance Committee and the Board of Directors also seek to attain diversity among directors of race, gender, geography, thought, viewpoints, and backgrounds. To those ends, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the overall composition of the Board of Directors, with the goal of recruiting members who complement and strengthen the skills of other members through diversity. The Nominating and Corporate Governance Committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our Bylaws relating to stockholder nominations as described later in this proxy statement under the heading “General Matters — Stockholder Proposals and Nominations.”

The Board of Directors is currently comprised of eight members. Below is a list of the names, ages as of April 29, 2022 and classification of the individuals who currently serve as our directors.
Name	Age	Position
Willard H. Dere, M.D.	68	Director (Class I)
Martin Huber, M.D.	62	Director (Class I)
Allene M. Diaz	57	Director (Class II)
Andrew A. F. Hack, M.D., Ph.D.	48	Director (Class II)
Kristen Hege, M.D.	58	Director (Class II)
Lawrence M. Alleva	72	Director (Class III)
David Mott	56	Chair of the Board of Directors (Class III)
Anna Protopapas	57	Director (Class III); Chief Executive Officer and President
Our eight directors have provided the following responses on their self-identification of gender identity, demographic background, and self-identification as LGBTQ+:
Board Diversity Matrix (as of April 29, 2022)
Total Number of Directors	8
	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	3	5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian	1
Hispanic or Latinx	1
Native Hawaiian or Pacific Islander
White	2	4
Two or More Races or Ethnicities
LGBTQ+	1
Did not Disclose Demographic Background

In addition, our Board of Directors assessed the skills that each member contributes to address the specific needs of the Company, as reflected below:

Expertise of Our Board of Directors
7
6
3
1
3
4
4
3
1
6
6
5
5
Biotechnology Industry
Business Development
Clinical Operations
Deep Governance Experience
Diversity
Financial Expertise
Financing
Medical Expertise
Portfolio Management
Prod. Dev. and Commercialization
Public Company Board Experience
Regulatory
Research and Development

DIRECTOR BIOGRAPHIES
Information concerning our directors is set forth below. The biographical description of each director includes the specific experience, qualifications, attributes and skills that led to the Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director.
CLASS II DIRECTOR NOMINEES
Allene M. Diaz has served as a member of our Board of Directors since March 2021. She was originally recommended to our Nominating and Corporate Governance Committee as a candidate for director by our Chief Executive Officer, several other executive officers, and several non-employee directors. She has led AMD Consulting, a new product strategy and portfolio management consulting practice, since August 2020. Ms. Diaz held the position of Senior Vice President of R&D Portfolio Management at GlaxoSmithKline plc, a global healthcare company, from September 2019 to June 2020. From May 2015 to September 2019, she served as the Senior Vice President of Global Commercial Development and Program Strategy and as a member of the Executive Leadership Team at TESARO, Inc., an oncology-focused company. Prior to joining TESARO in 2015, Ms. Diaz held a variety of leadership roles in the EMD Serono and Merck Serono divisions of Merck KGaA, including Senior Vice President, Managed Markets; Senior Vice President, Head of U.S. Oncology Commercial; Vice President, Oncology Marketing; Head of Oncology Global Strategic Planning and Head of the Global Oncology Business Unit. Earlier in her career, Ms. Diaz held management, operating, sales and medical affairs roles at various biopharmaceutical companies, including Pfizer, Biogen and Amylin Pharmaceuticals, among others. Ms. Diaz serves on the boards of directors of Allena Pharmaceuticals, Inc., BCLS Acquisition Corp, and Ionis Pharmaceuticals, Inc. Ms. Diaz previously served on the board of directors of Erytech Pharma SA from September 2016 to September 2019. Ms. Diaz earned a B.S. in Psychology from Florida State University. We believe that Ms. Diaz’s experience in the commercial development and program strategy for oncology assets and her executive leadership and business experience in the biotechnology sector qualifies her to serve as a member of our Board of Directors.
Andrew A. F. Hack, M.D., Ph.D., has served as a member of our Board of Directors since January 2017. Since March 2019, Dr. Hack has served as a Managing Director of Bain Capital Life Sciences, a private equity fund that invests in biopharmaceutical, specialty pharmaceutical, medical device, diagnostics, and enabling life science technology companies globally and since August 2020 has served as Chief Financial Officer of

BCLS Acquisition Corp., a special purpose acquisition company sponsored by an affiliate of Bain Capital Life Sciences. Before joining Bain Capital, Dr. Hack was the Chief Financial Officer of Editas Medicine, Inc., a biotechnology company, from July 2015 through March 2019. Previously, Dr. Hack served as a portfolio manager at Millennium Management, LLC, an investment management firm, where he ran a healthcare hedge fund focused on biotechnology, pharmaceutical, and medical device companies, from May 2011 to June 2015. Earlier in his investment career, he was a securities analyst at a number of healthcare-focused hedge funds and investment banks in New York. Prior to this, he was Director of Life Sciences at Reify Corporation, a life science tools and drug discovery company. Dr. Hack serves on the board of directors of each of BCLS Acquisition Corp., Dynavax Technologies Corp., and Nuvalent, Inc. Dr. Hack previously served on the board of directors of Allena Pharmaceuticals, Inc. from June 2018 to June 2021 and Atea Pharmaceuticals, Inc. from May 2020 to June 2021. Dr. Hack received his B.A. in biology with special honors from the University of Chicago, where he also received his M.D. and Ph.D. and was named the inaugural Frank Family Scholar. We believe that Dr. Hack’s financial and medical background, as well as his experience in the biotechnology sector, qualify him to serve as a member of our Board of Directors.
Kristen Hege, M.D., has served as a member of our Board of Directors since August 2016. Dr. Hege joined Celgene Corporation, a pharmaceutical company, in 2010 as Vice President, Translational Development and is currently Senior Vice President, Early Clinical Development, Hematology/Oncology & Cell Therapy at Bristol Myers Squibb Company, a global biopharmaceutical company (following its acquisition of Celgene in 2019). She has also held an active faculty position at the University of California, San Francisco Medical Center since 1996, most recently as Clinical Professor of Medicine, Hematology/Oncology, serving in that role as a volunteer since 2008. Prior to Celgene, she served as Chief Medical Officer at Cellerant Therapeutics, Inc., a clinical-stage biotechnology company, and Acting Chief Medical Officer at Aragon Pharmaceuticals, Inc., a pharmaceutical discovery and development company, and Theraclone Sciences, Inc., a biopharmaceutical company. Dr. Hege was also a Vice President, Clinical Research and Development at Cell Genesys, Inc., a biotechnology company. Dr. Hege previously served as a volunteer-at-large director for the Society for Immunotherapy of Cancer from 2016 to 2019 and the BayBio/California Life Sciences Association from 2014 to 2016. Dr. Hege currently serves on the board of directors of Graphite Bio. She also previously served as a member of the board of directors at Arcus Biosciences, Inc. from October 2018 to November 2019. Dr. Hege received a B.A. in Biochemistry from Dartmouth College summa cum laude, an M.D. from University of California, San Francisco, Internal Medicine training at Harvard’s Brigham & Women’s Hospital, and Board certification in Hematology and Medical Oncology from the University of California, San Francisco. We believe that Dr. Hege’s medical background and experience in the biotechnology industry qualify her to serve as a director.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” EACH OF THE NOMINEES FOR CLASS II DIRECTORS.
DIRECTORS CONTINUING IN OFFICE UNTIL THE 2023 ANNUAL MEETING (CLASS III DIRECTORS)
Lawrence M. Alleva has served as a member of our Board of Directors since September 2017. Prior to his retirement in June 2010, Mr. Alleva was employed by PricewaterhouseCoopers LLP, or PwC, a professional services firm, for 39 years, including 28 years as a partner. Mr. Alleva served clients primarily in the technology sector, as well as pharmaceutical and biotechnology companies. Additionally, he served in a variety of office and regional practice leadership roles, most recently as ethics and compliance leader (assurance) for PwC from 2006 until his retirement. Mr. Alleva is a Certified Public Accountant (inactive). Mr. Alleva received a B.S. in accounting from Ithaca College and attended the Columbia University Executive MBA (non-degree) Program. Mr. Alleva also serves as a director for Bright Horizons Family Solutions Inc., Galera Therapeutics, Inc, and Adaptimmune Therapeutics plc. He previously served as a director of TESARO, Inc. from March 2012 to January 2019 upon TESARO’s acquisition by GlaxoSmithKline, Mirna Therapeutics, Inc. from July 2014 to August 2017 upon Mirna’s acquisition by Synlogic, Inc., and GlobalLogic, Inc., and chaired the audit committee for each of those companies. We believe that Mr. Alleva’s extensive experience and expertise working with public companies on corporate finance and accounting matters as a Certified Public Accountant, his experience serving on other corporate boards and his experience in a senior leadership role at PwC provide him with the qualifications and skills to serve as a director.
David Mott has served as Chair of our Board of Directors since July 2012. Mr. Mott is a private investor through Mott Family Capital. From September 2008 until his retirement in February 2020, Mr. Mott served as a general partner of New Enterprise Associates, an investment firm focused on venture capital and growth equity investments, where he led the healthcare investing practice. From 1992 until 2008, Mr. Mott worked at MedImmune Limited, a biotechnology company and subsidiary of AstraZeneca Plc, and served in numerous roles during his tenure including as president and chief executive officer from October 2000 to July 2008, and previously as chief financial officer, and as president and chief operating officer. During that time, Mr. Mott also served as executive vice president of AstraZeneca Plc from June 2007 to July 2008 following AstraZeneca PLC’s acquisition of MedImmune Limited in June 2007. Prior to joining MedImmune Limited, Mr. Mott was a vice president in the healthcare investment banking group at Smith Barney, Harris Upham & Co. Inc. Mr. Mott received a B.A. from Dartmouth College. Mr. Mott serves as the chairman of the board of directors for Adaptimmune Therapeutics plc, Ardelyx, Inc., Epizyme, Inc., and Imara Inc. He also serves as a member of the board of directors of Novavax, Inc. He previously served as chairman of the board of directors of TESARO, Inc., from July 2022 until its acquisition by GlaxoSmithKline in January 2019, and he previously served as a member of the board of directors of Nightstar Therapeutics plc from August 2015 until its acquisition by Biogen in June 2019. We believe that Mr. Mott’s leadership experience in the biotechnology industry, as well as his venture capital experience, especially his experience investing in life sciences companies, and his financial experience, provide him with the qualifications and skills to serve as director.
Anna Protopapas has served as our President and Chief Executive Officer and as a director since March 2015. Prior to joining Mersana, from October 2010 to October 2014, Ms. Protopapas served as a member of the Executive Committee of Takeda Pharmaceutical Company Limited, a global pharmaceutical company, and held various senior management positions at the company, including serving as President of Millennium Pharmaceuticals, a wholly owned subsidiary of Takeda focused on oncology, where she was responsible for leading the oncology business, and Executive Vice President of Global Business Development, where she was responsible for global acquisitions, partnering, licensing and venture investing. From October 1997 to October 2010, Ms. Protopapas served in various positions at Millennium Pharmaceuticals, including as the Senior Vice President of Strategy and Business Development and a member of the Executive Committee, where she led the company’s business development initiatives. Ms. Protopapas currently serves as the chair of the board of directors of Nuvalent, Inc. Ms. Protopapas previously served on the boards of directors of Dicerna Pharmaceuticals, Inc. from January 2019 until June 2021, Bioverativ Inc. from February 2017 until its sale to Sanofi in February 2018, and Ariad Pharmaceuticals Inc. from May 2015 until its sale to Takeda Oncology in January 2017. She received a bachelor’s degree in science and engineering from Princeton University, a master’s in chemical engineering practice from the Massachusetts Institute of Technology and an M.B.A. from Stanford Graduate School of Business. We believe that Ms. Protopapas is qualified to serve as a member of our Board of Directors based on her experience in the pharmaceutical industry as well as her insight into our business as President and Chief Executive Officer of our company.
DIRECTORS CONTINUING IN OFFICE UNTIL THE 2024 ANNUAL MEETING (CLASS I DIRECTORS)
Willard H. Dere, M.D., has served as a member of our Board of Directors since March 2018. Since November 2014, Dr. Dere has served as Professor of Internal Medicine, B. Lue and Hope S. Bettilyon Presidential Endowed Chair in Internal Medicine for Diabetes Research, Executive Director of Personalized Health and Co-Director of the Clinical and Translational Science Institute at the University of Utah Health Sciences Center. Since July 2019, he has also served as Associate Vice President for Research at the University of Utah Health Sciences Center. Previously, he served at Amgen Inc., a biopharmaceutical company, as Senior Vice President, Global Development, from December 2004 to June 2007, and from April 2014 to October 2014, and as International Chief Medical Officer from January 2007 to April 2014. Before he joined Amgen in 2003, Dr. Dere served as Vice President of Endocrine, Bone and General Medicine Research and Development at Eli Lilly and Company, a biopharmaceutical company, where he also held various other roles in clinical pharmacology, regulatory affairs, and both early-stage translational, and late-stage clinical research. Dr. Dere earned his undergraduate and medical degrees at the University of California, Davis, completed his internal medicine residency training at the University of Utah, and completed his postdoctoral training in endocrinology and metabolism at the University of California, San Francisco. Dr. Dere serves on the board of directors of each of Radius Health, Inc., BioMarin Pharmaceutical Inc. and Seres Therapeutics, Inc. Dr. Dere previously served as a director of Ocera Therapeutics, a biotechnology company, from 2016 until 2017. We believe that Dr. Dere’s research, clinical and regulatory biopharmaceutical leadership experience qualify him to serve as a director.
Martin Huber, M.D., has served as a member of our Board of Directors since April 2020. Since April 2020, he has served as the Chief Medical Officer of Xilio Therapeutics, Inc., a biotechnology company, and as its President of R&D and Chief Medical Officer since August 2021. Prior to Xilio, he served as Senior Vice President, Chief Medical Officer at TESARO, Inc., from September 2015 to January 2019, and after TESARO’s acquisition by GlaxoSmithKline plc, he served as Senior Vice President, Clinical, from January 2019 to April 2020. While at TESARO, he drove the expansion of the niraparib program and oversaw the company’s clinical testing of its immune-oncology agents. Prior to TESARO, Dr. Huber served as Vice President, Oncology Clinical Research at Merck Research Laboratories from 2012 to 2015. Prior to Merck, he served in roles of increasing responsibility at Schering-Plough, Hoffmann-La Roche and Rhone-Poulenc Rorer, a pharmaceutical company, where he led teams in the areas of oncology clinical development, drug safety and pharmacovigilance. He was previously an Assistant Professor of Oncology at the University of Texas M.D. Anderson Cancer Center. Dr. Huber received a B.S. in Biology from Texas Lutheran College and his medical degree from Baylor College of Medicine and his fellowship in Medical Oncology at the University of Texas M.D. Anderson Cancer Center. He currently serves on the Board of Directors of Syndax Pharmaceuticals, Inc. We believe that Dr. Huber’s medical, clinical, and regulatory experience qualifies him to serve as a director.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Director Independence
Under Nasdaq Rule 5605, a majority of a listed company’s board of directors must generally be comprised of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions and phase-in provisions, each member of a listed company’s audit committee, compensation committee and nominating and corporate governance committee be independent and, in the case of the audit committee and compensation committee, satisfy additional independence criteria set forth in Rules 10A-3 and 10C-1, respectively, under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, in April 2022 the Board of Directors determined that each director, other than Ms. Protopapas, representing seven of our eight directors, or 87.5%, is “independent” as that term is defined under Nasdaq Rule 5605(a)(2). The Board of Directors also determined that each of the current members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee satisfies the independence standards for such committee established by Rules 10A-3 and 10C-1 under the Exchange Act and the Nasdaq rules, as applicable. In making such determination, the Board of Directors considered the relationships that each such non-employee director has with Mersana and all other facts and circumstances deemed relevant in determining their independence.
There are no family relationships among any of our directors or executive officers.
Board Meetings and Attendance
The Board of Directors held six meetings during the year ended December 31, 2021. Each of the directors attended at least seventy-five percent (75%) of the meetings of the Board of Directors and the committees of the Board of Directors on which he or she served during the year ended December 31, 2021 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee).
The non-employee directors regularly meet in executive session during regularly scheduled Board of Directors meetings.
It is a policy of the Board of Directors that its members make every effort to attend our annual stockholder meetings. All of our directors attended the 2021 annual meeting of stockholders.
Board of Directors Leadership Structure
Our current Board leadership structure separates the positions of Chief Executive Officer and Chair of the Board of Directors, although we do not have a corporate policy requiring that structure. The Board of Directors believes that this separation is appropriate for Mersana at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our Chief Executive Officer, who is also a member of our Board of Directors, is primarily responsible for our operations and strategic direction, while our Board Chair, who is an independent member of the Board of Directors, is primarily focused on matters pertaining to corporate governance, including management oversight and strategic guidance. The Board of Directors believes that this is the most appropriate structure at this time but, consistent with our Corporate Governance Guidelines, will make future determinations regarding whether or not to separate the roles of Chair and Chief Executive Officer based on then-current circumstances.
The Board of Directors’ Role in Risk Oversight
The Board of Directors plays an important role in risk oversight at Mersana through direct decision-making authority with respect to significant matters, as well as through the oversight of management by the Board of Directors and its committees. In particular, the Board of Directors administers its risk oversight function through (1) the review and discussion of regular periodic reports by the Board of Directors and its committees on topics relating to the risks that Mersana faces, (2) the required approval by the Board of Directors (or a committee of the Board of Directors to which the Board of Directors has delegated such responsibility) of significant transactions and other decisions, (3) the direct oversight of specific areas of our business by the Audit, Compensation and Nominating and Corporate Governance Committees and (4) regular periodic reports from the auditors and other outside consultants regarding various areas of potential risk, including, among others, those relating to our internal control over financial reporting and our compensation policies and practices. The Board of Directors also relies on management to bring significant matters impacting Mersana to its attention.
Pursuant to the Audit Committee’s charter, the Audit Committee is responsible for reviewing and discussing with management and our independent registered public accounting firm our system of internal controls, its financial and critical accounting practices and its policies relating to risk assessment and management. As part of this process, the Audit Committee discusses our major financial risk exposures and steps that management has taken to monitor and control such exposures. In addition, the Audit Committee has established procedures for the receipt, retention and treatment of complaints we may receive regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or accounting matters. The Audit Committee also oversees the integrity of our information technology systems, processes and data and periodically reviews and assesses with management the adequacy of controls and security thereof, along with contingency plans in the event of a breakdown or security breach affecting our information technology systems.
The Board of Directors believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to Mersana’s operations. The Board of Directors acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to Mersana’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks.
Code of Business Conduct and Ethics and Corporate Governance Guidelines
We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. A copy of our Code of Business Conduct and Ethics may be accessed free of charge by visiting our website at www.mersana.com and going to the “Corporate Governance” tab under the “Investors & Media” section, or by requesting a copy in writing from our Secretary at our Cambridge, Massachusetts office. We intend to post on our website any amendment to, or waiver under, a provision of the Code of Business Conduct and Ethics that applies to our directors and certain of our executive officers within four business days following the date of such amendment or waiver.
A copy of the Corporate Governance Guidelines may also be accessed free of charge by visiting our website at www.mersana.com and going to the “Corporate Governance” tab under the “Investors & Media” section, or by requesting a copy in writing from our Secretary at our Cambridge, Massachusetts office.
Board Committees
The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees, each of which is comprised solely of independent directors and is described more fully below. Each committee operates pursuant to a written charter, and each reviews and assesses the adequacy of its charter periodically and submits its charter to the Board of Directors for approval. The charter for each committee is available on our website (www.mersana.com) under the “Corporate Governance” tab under the “Investors & Media” section.

The following table describes which directors serve on each of the Board of Directors’ committees.
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Lawrence M. Alleva	X(1)		X
Willard H. Dere, M.D.	X		X(1)
Allene M. Diaz		X
Andrew A.F. Hack, M.D., Ph.D.	X
Kristen Hege, M.D.		X
Martin Huber, M.D.			X
David Mott		X(1)

(1)
Chair of the committee.

Audit Committee
Our Audit Committee is composed of Mr. Alleva and Drs. Dere and Hack, with Mr. Alleva serving as Chair of the committee. The Board of Directors has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable listing standards of Nasdaq. The Board of Directors has determined that Mr. Alleva and Dr. Hack are “audit committee financial experts” within the meaning of SEC regulations and applicable listing standards of Nasdaq.
The Audit Committee’s responsibilities include:
•
evaluating, determining the selection of, and, if necessary, determining the replacement or rotation of the independent auditor, the lead audit partner, and any other active audit engagement team;

•
pre-approving or approving all auditing services and all permitted non-audit services by the independent auditor and pre-approving the related fees;

•
ensuring the receipt of, reviewing, evaluating, and discussing formal written reports from the independent auditor regarding the auditor’s independence, engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact its objectivity and independence, and taking, or recommending that the Board takes, appropriate action to oversee the independence of the independent auditor;

•
establishing hiring policies for employees or former employees of the independent auditors;

•
(i) obtaining and reviewing a report from the independent auditor describing the firm’s internal quality-control procedures and any material issues raised by the most recent quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (ii) assessing the auditor’s independence and all relationships between the independent auditor and the Company;

•
obtaining assurance from the independent auditors that, to the extent applicable, Section 10A(b) of the Exchange Act has not been implicated;

•
reviewing with the independent auditor the overall scope and plans for audits and reviewing with the independent auditor any noteworthy audit problems or difficulties;

•
reviewing and discussing with management and the independent auditor the scope of the Company’s system of internal controls, its financial and critical accounting practices, and its policies relating to risk assessment and management;

•
reviewing disclosures about any significant deficiencies or material weaknesses in the design or operation of the Company’s system of internal controls and any fraud involving management or employees playing a significant role in the Company’s system of internal controls;

•
reviewing any special steps or remedial measures adopted in light of material control weaknesses or significant deficiencies, if any;

•
reviewing, to the extent applicable, the Company’s internal controls report and the independent auditor’s internal controls report prior to the filing of any reports;

•
reviewing with management the Company’s procedures and practices designed to provide reasonable assurance that (i) the Company’s books, records, accounts, and internal accounting controls are established and maintained in compliance with the Foreign Corrupt Practices Act of 1977 and similar laws and regulations to which the Company is subject, and (ii) there are adequate company-level controls in place to prevent or detect (A) any improper or illegal disbursement of corporate funds or property of value or (B) the making of any arrangement on behalf of the Company which may provide for or result in the improper or illegal disbursement of funds or property of value, in order that the Company be in compliance with such laws and regulations;

•
receiving and reviewing reports of the independent auditor discussing (i) all critical accounting policies and practices used in the preparation of the Company’s financial statements, (ii) all alternative treatments of financial information within generally accepted accounting principles, or GAAP, that have been discussed with management, the ramifications of the use of such alternatives and the treatment preferred by the independent auditor and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

•
discussing with management and the independent auditor changes in the Company’s critical accounting principles and the effects of alternative GAAP methods, off-balance sheet structures, and regulatory and accounting initiatives;

•
reviewing and discussing with management and the independent auditor the annual and quarterly financial statements and management’s discussion and analysis of financial condition and results of operations of the Company prior to the filing of the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q; discussing results of the annual audit and quarterly reviews and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards, including Auditing Standard No. 1301; discussing with management and the independent auditor their judgment about the quality of accounting principles, the reasonableness of significant judgements and the clarity of disclosure in the financial statements, including the Company’s disclosures of critical accounting policies and other disclosures in “Management’s Discussion and Analysis of Financial Condition of Results of Operations” in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q;

•
reviewing, or establishing standards for the type of information and the type of presentation of such information to be included in, earnings press releases;

•
discussing with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports, if any, that raise material issues regarding, or call into question the integrity of, the Company’s financial statements or accounting policies;

•
reviewing material pending legal proceedings and other contingent liabilities involving the Company;

•
establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters;

•
assisting the Board of Directors in its oversight of risk;

•
overseeing the integrity of the Company’s information technology systems, processes, and data, and shall periodically, at its discretion, (i) review and assess with management the adequacy of controls and security for the Company’s information technology systems, process and data, and (ii) the Company’s contingency plans in the event of a breakdown or security breach affecting the Company’s information technology systems; and

•
reviewing and approving all “related party transactions” in accordance with Company policy.

During the year ended December 31, 2021, the Audit Committee met eight times.
Compensation Committee
Our Compensation Committee is composed of Mr. Mott, Ms. Diaz, and Dr. Hege, with Mr. Mott serving as Chair of the committee. The Board of Directors has determined that each member of our Compensation Committee is “independent” as defined under the applicable listing standards of Nasdaq and meets the independence criteria set forth in Rule 10C-1.
Our Compensation Committee’s responsibilities include:
•
reviewing and establishing the Company’s overall management compensation benefits philosophy and policies;

•
reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, or the CEO, evaluating the performance of the CEO in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by the Board), recommending to the Board for approval the compensation level for the CEO based on such evaluation, with the deliberations and voting on the CEO’s compensation to be conducted without the CEO present;

•
reviewing and approving corporate goals and objectives relevant to the compensation of the officers of the Company who report directly to the CEO and all officers (other than the CEO) who are “insiders” subject to Section 16 of the Exchange Act, or the Senior Officers, evaluating the performance of the Senior Officers in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board), determining and approving, or recommending to the Board for approval, the compensation levels for the Senior Officers;

•
making recommendations to the Board about the compensation of the members of the Board;

•
reviewing and administering the Company’s equity-based compensation plans, management incentive compensation plans and deferred compensation plans and making recommendations to the Board about amendments to such plans and the adoption of any new compensation plans;

•
recommending to the Board any ownership guidelines for the CEO, the Senior Officers, other executives and non-employee directors, and periodically assessing these guidelines and recommending revisions as appropriate;

•
producing, if required, a compensation committee report on executive compensation for inclusion in the Company’s Annual Report on Form 10-K and its annual proxy statement;

•
reviewing and approving all employment contracts and other compensatory, severance, and change-in-control arrangements for the CEO and the Senior Officers;

•
establishing and reviewing policies and procedures with respect to perquisites;

•
reviewing the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking; reviewing and discussing the relationship between risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk; and

•
overseeing the maintenance and presentation to the Board of Directors of management’s plans for succession to senior management positions in the Company based on guidelines developed and recommended by our Compensation Committee to the Board.

Our Compensation Committee may delegate any of the responsibilities of the full committee described above to subcommittees and may delegate the determination of compensation under approved compensation programs to the CEO and/or Senior Officers, except that compensation actions affecting the CEO or Senior Officers may not be so delegated.
Additional information concerning the role of our Compensation Committee, and its processes and procedures, is set forth elsewhere in this proxy statement under “Compensation Discussion and Analysis —  Executive Compensation Process.” Please also see the report of our Compensation Committee set forth elsewhere in this proxy statement.
During the year ended December 31, 2021, our Compensation Committee met five times.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is composed of Mr. Alleva and Drs. Dere and Huber, with Dr. Dere serving as Chair of the committee. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined under the applicable listing standards of Nasdaq.
The Nominating and Corporate Governance Committee’s responsibilities include:
•
identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by the Board, receiving nominations for such qualified individuals and reviewing recommendations put forward by the CEO, and recommending to the Board the director nominees for the next annual meeting of stockholders, taking into account each candidate’s ability, judgment and experience and the overall diversity and composition of the Board;

•
recommending to our Board of Directors the classes of the Board on which nominees should serve;

•
establishing a policy under which stockholders of the Company may recommend a candidate for consideration for nomination as a director;

•
if a vacancy on the Board of Directors or any Board committee occurs, identifying and recommending to the Board qualified candidates to fill such vacancy;

•
developing and recommending to the Board of Directors a set of corporate governance guidelines applicable to the Company that address, at a minimum, the following subjects: (i) director qualification standards, (ii) director responsibilities, (iii) director access to management and, as necessary and appropriate, independent advisors, (iv) director compensation, (v) director orientation and continuing education, and (vi) annual performance evaluations of the Board of Directors;

•
reviewing the corporate governance guidelines and recommending changes as necessary;

•
articulating to each director what service on the Board of Directors entails;

•
reviewing the Company’s practices and policies with respect to directors, including retirement policies, the size of the Board, service of non-employee directors, the meeting frequency of the Board of Directors and the structure of Board meetings;

•
recommending to the Board of Directors or to the appropriate committee thereof processes for annual evaluations of the performance of the Board of Directors and the appropriate committees thereof and overseeing such evaluation processes;

•
reviewing the functions, duties, and composition of the committees of the Board of Directors;

•
reviewing Company policies with respect to significant issues of corporate public responsibility;

•
considering and reporting to the Board of Directors any questions of possible conflicts of interest of members of the Board of Directors;

•
overseeing the systems and processes established by the Company to ensure compliance with the Company’s Code of Business Conduct and Ethics; and

•
providing for new director orientation and continuing education for existing directors on a periodic basis.

During the year ended December 31, 2021, the Nominating and Corporate Governance Committee met four times.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022
Our stockholders are being asked to ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Ernst & Young has served as our independent registered public accounting firm since 2013.
The Audit Committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm. However, our Board of Directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of our Company and our stockholders.
A representative of Ernst & Young LLP is expected to attend the virtual Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
Principal Accountant Fees and Services
We regularly review the services and fees of our independent registered public accounting firm. These services and fees are also reviewed by the Audit Committee on an annual basis. The aggregate fees billed for the fiscal years ended December 31, 2021 and 2020 for each of the following categories of services are as follows (in thousands):
Fee Category	2021	2020
Audit Fees(1)	$989,855	$995,383
Audit-Related Fees(2)	$38,280	$6,050
Tax Fees(3)	$45,600	$32,040
All Other Fees	$—	$—
Total Fees	$1,073,735	$1,033,473

(1)
Audit fees in 2021 and 2020 include fees related to the annual audit of the Company’s financial statements, including internal control attestation, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and comfort letters, consents and assistance with and review of documents filed with the SEC.

(2)
Audit-related fees are related to accounting consultations.

(3)
Tax fees are related to tax compliance, tax advice and tax planning services, including the review and preparation of our federal and state income tax returns.

The Audit Committee pre-approved all services described above in accordance with the pre-approval policies and procedures described below.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee pre-approves all auditing services, internal control related services and permitted non-audit services (including the fees and terms thereof) to be performed by Ernst & Young, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of an audit. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee consistent with applicable law and listing standards, provided that the decisions of such Audit Committee member or members must be communicated to the Audit Committee at its next scheduled meeting.

Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed our audited financial statements for the year ended December 31, 2021 and discussed them with our management and our independent registered public accounting firm, Ernst &Young LLP.
The Audit Committee has also received from, and discussed with, Ernst &Young LLP various communications that Ernst &Young LLP is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, Ernst & Young LLP provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the Company’s independent registered public accounting firm their independence.
Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our financial statements audited by Ernst & Young LLP be included in our Annual Report on Form 10-K for the year ended December 31, 2021.
Members of the Audit Committee of Mersana Therapeutics, Inc.
Lawrence M. Alleva, Chair
Willard H. Dere, M.D.
Andrew A. F. Hack, M.D., Ph.D.

PROPOSAL NO. 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, which added Section 14A to the Exchange Act. Our executive compensation program is designed to attract and retain qualified and talented executives, motivate such executives to achieve our business goals and reward them for short- and long-term performance with a simple and clear compensation structure. Under this program, our named executive officers are rewarded for the achievement of our short- and long-term performance, which we believe serves to enhance short- and long-term value creation for our stockholders. The program contains elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders and paying for performance.
The section of this Proxy Statement titled “Executive Compensation,” including “Compensation Discussion and Analysis,” describes in detail our executive compensation program and the decisions made by the Compensation Committee. As we describe in greater detail in the “Compensation Discussion and Analysis” section, our executive compensation program rewards value creation for stockholders and progress towards achieving our business goals and that promotes company performance. At the same time, we believe our program does not encourage excessive risk-taking by management. While we do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation, we generally strive to provide our named executive officers with a mix of short-term and long-term performance-based incentives to encourage consistently strong performance, and our Board of Directors believes that this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time.
Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in the Proxy Statement, is hereby approved.
As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by us or our Board of Directors (or any committee thereof), create or imply any change to the fiduciary duties of the company or our Board of Directors (or any committee thereof), or create or imply any additional fiduciary duties for the company or our Board of Directors (or any committee thereof). However, the Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and intend to consider carefully the outcome of the vote when making future compensation decisions for named executive officers. In 2021, our Board of Directors recommended, our stockholders agreed and our Board of Directors thereafter concluded that our stockholders cast an advisory vote annually on the executive compensation of our named executive officers. The next stockholder advisory “say-on-frequency” vote will occur at our 2027 annual meeting of stockholders.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS BY VOTING “FOR” THIS PROPOSAL.

EXECUTIVE OFFICERS
Below is a list of the names, ages, positions, and a brief account of the business experience of the individuals who serve as our executive officers.
Name	Age	Position
Anna Protopapas	57	Chief Executive Officer and President; Director (Class III)
Alejandra Carvajal	48	Senior Vice President, Chief Legal Officer
Brian DeSchuytner	44	Senior Vice President, Chief Financial Officer
Timothy B. Lowinger, Ph.D.	58	Senior Vice President, Chief Science and Technology Officer
Tushar Misra, Ph.D.	62	Senior Vice President, Chief Manufacturing Officer
Arvin Yang, M.D., Ph.D.	46	Senior Vice President, Chief Medical Officer
EXECUTIVE OFFICER BIOGRAPHIES
Biographical information for Anna Protopapas, our Chief Executive Officer and President, is included herein under “Director Biographies — Directors Continuing in Office Until the 2023 Annual Meeting (Class III Directors).”
Alejandra Carvajal has served as our Senior Vice President, Chief Legal Officer since April 2021. Previously, Ms. Carvajal served as the Chief Legal Officer and General Counsel of Momenta Pharmaceuticals, Inc., a biotechnology company, from October 2018 to March 2021. From June 2017 to October 2018, Ms. Carvajal served as the Vice President, Deputy General Counsel of Momenta. Prior to joining Momenta, Ms. Carvajal was Vice President and General Counsel of Cerulean Pharma Inc., a public biotechnology company, from September 2014 to June 2017. Prior to Cerulean, Ms. Carvajal worked at Millennium Pharmaceuticals, a wholly owned subsidiary of Takeda Pharmaceutical Company Limited focused on oncology, from 2004 to 2014, where she held a variety of legal positions of increasing seniority. Ms. Carvajal began her legal career in private practice with the law firms of Day, Berry & Howard and Hill & Barlow. Ms. Carvajal received a B.A. cum laude from Harvard University and a J.D. cum laude from The Georgetown University Law Center.
Brian DeSchuytner has served as our Senior Vice President, Chief Financial Officer since October 2021 and prior to that served as our Senior Vice President, Finance and Product Strategy, from June 2019 until October 2021. Previously, Mr. DeSchuytner worked at TESARO as Vice President, ZEJULA Commercial from January 2017 to June 2019. Prior to that, he held successively senior roles at Millennium Pharmaceuticals, a wholly owned subsidiary of Takeda Pharmaceutical Company Limited focused on oncology, from June 2009 to January 2017. He received a B.A. in Biophysical Chemistry from Dartmouth College and an M.B.A., concentrating in Finance and Health Care Management, from the Wharton School of the University of Pennsylvania.
Timothy B. Lowinger, Ph.D., has served as our Chief Science and Technology Officer since August 2019, and prior to that served as our Chief Scientific Officer since February 2008. Previously, Dr. Lowinger worked at Bayer Pharmaceuticals in the United States, Japan and Germany. He received a B.Sc. (Hons.) in Chemistry and a Ph.D. in Synthetic Organic Chemistry from the University of British Columbia and was a Merck Postdoctoral Fellow at Ohio State University.
Tushar Misra, Ph.D., has served as our Chief Manufacturing Officer since August 2021. Previously, from March 2020 to August 2021, Dr. Misra served as Executive Vice President, Head of Technical Development & Manufacturing at Laronde, a platform company developing a novel, engineered form of RNA. From November 2018 to January 2020, Dr. Misra served as Senior Vice President, Technical Operations at Wave Life Sciences Ltd., a clinical-stage genetic medicines company. Prior to that, from July 2012 to October 2018, Dr. Misra worked at Takeda Pharmaceuticals in several positions of increasing seniority, most recently as Vice President & Head, Global Oncology and Biologics Operations. Earlier in his career, he held senior executive leadership roles in Chemistry and Pharmaceutical Sciences at Sunovion Pharmaceuticals, Inc. (previously Sepracor, Inc.). Dr. Misra received his Ph.D. and M.S. in chemical engineering from the University of Rhode Island and his B.Sc. with honors from the National Institute of Technology, Rourkela in India.

Arvin Yang, M.D., Ph.D., has served as our Chief Medical Officer since November 2020. Prior to joining Mersana, Dr. Yang worked at Bristol Myers Squibb from August 2010 to November 2020 in various roles of increasing responsibility, most recently as Vice President and Head of Clinical Hematology. Dr. Yang received both his M.D. and Ph.D. from Rutgers Robert Wood Johnson Medical School and completed training in internal medicine at Beth Israel Deaconess Medical Center, Harvard Medical School and oncology at Memorial Sloan-Kettering Cancer Center.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis, or CD&A, describes our compensation philosophy, the material elements and objectives of our compensation programs for our named executive officers and the factors, rationale and processes used to determine compensation for our named executive officers in 2021.
Our named executive officers for the year ended December 31, 2021 are as follows:
Named Executive Officer	Position
Anna Protopapas	Chief Executive Officer and President; Director (Class III)
Brian DeSchuytner	Senior Vice President, Chief Financial Officer(1)
Alejandra Carvajal	Senior Vice President, Chief Legal Officer(2)
Timothy B. Lowinger, Ph.D.	Senior Vice President, Chief Science and Technology Officer
Michael Kaufman, Ph.D.	Former Senior Vice President, Chief Manufacturing Officer(3)
Tushar Misra, Ph.D.	Senior Vice President, Chief Manufacturing Officer(4)

(1)
Mr. DeSchuytner’s title was changed from Senior Vice President, Finance and Product Strategy in October 2021 following the hire of our new Senior Vice President, Strategic Product Planning & Program Leadership. Mr. DeSchuytner served as our Principal Financial Officer throughout 2021.

(2)
Ms. Carvajal’s employment with us commenced on April 26, 2021.

(3)
Mr. Kaufman resigned as our Senior Vice President, Chief Manufacturing Officer on August 16, 2021, at which time Dr. Misra was appointed our Senior Vice President, Chief Manufacturing Officer. Mr. Kaufman retired in September 2021.

(4)
Dr. Misra’s employment with us commenced on August 16, 2021, at which time he was appointed our Senior Vice President, Chief Manufacturing Officer.

Executive Summary
Business Overview
We are a clinical-stage biopharmaceutical company focused on developing antibody drug conjugates, or ADCs, that offer a clinically meaningful benefit for cancer patients with significant unmet need. We have leveraged over 20 years of industry learning in the ADC field to develop proprietary and differentiated technology platforms that enable us to develop ADCs designed to have improved efficacy, safety and tolerability relative to existing ADC therapies. We believe that our innovative platforms, including Dolaflexin and Dolasynthen, which deliver our proprietary auristatin DolaLock payload, as well as Immunosynthen, which delivers our novel proprietary stimulator of interferon genes, or STING, agonist ImmunoLock payload, together comprise a highly efficient product engine that has enabled a robust discovery pipeline for us and our partners. Our goal is to become a leading oncology company by leveraging the potential of our innovative and differentiated ADC technologies and the experience and competencies of our management team to discover and develop promising ADC product candidates and to commercialize cancer therapeutics that address unmet medical needs or provide significant benefit to patients.
Our lead product candidate, upifitamab rilsodotin, or UpRi, is a first-in-class Dolaflexin ADC targeting NaPi2b, an antigen broadly expressed in ovarian cancer and other cancers. We are currently evaluating UpRi in platinum-resistant ovarian cancer in a single-arm registrational trial, which we refer to as UPLIFT. We are also conducting a Phase 1/2 umbrella combination trial, which we refer to as UPGRADE. The first combination we are exploring is the combination of UpRi with carboplatin, a standard platinum chemotherapy broadly used in the treatment of platinum-sensitive ovarian cancer. Our second clinical candidate, XMT-1592, is a NaPi2b- targeted ADC leveraging our Dolasynthen platform. Our strategy is to explore XMT-1592 as an alternative to UpRi in non-small cell lung cancer, or NSCLC, based on preclinical differentiation. We are conducting a Phase 1 dose exploration trial in patients with ovarian cancer and NSCLC. Additionally, we are advancing XMT-1660, a Dolasynthen ADC targeting B7-H4, an antigen selectively expressed on tumors in areas of high unmet medical need including breast, endometrial and ovarian cancers. Moreover, we have taken ADCs beyond cytotoxics by developing our Immunosynthen platform, which may allow tumor-targeted activation of the innate immune system. XMT-2056, an ADC targeting a novel HER2 epitope that is different from those targeted by currently available HER2 therapies, is our first product candidate based on our Immunosynthen STING-agonist platform. In addition to the product candidates described above, we also have two earlier stage preclinical candidates, which we refer to as XMT-2068 and XMT-2175, both of which leverage our Immunosynthen platform and target tumor-associated antigens. We have established strategic research and development partnerships with Janssen Biotech, Inc., or Janssen, and Merck KGaA for the development and commercialization of additional ADC product candidates leveraging our proprietary Dolasynthen and Dolaflexin platform technologies, respectively, against a limited number of targets selected by our partners.
2021 and Early 2022 Financial and Business Highlights
Despite the continuing challenges associated with the COVID-19 pandemic, which continued to cause us to adapt the ways in which we have historically worked, we have continued to grow and to make substantial progress in our product candidates and pipeline. During 2021 and early 2022, we:
•
Initiated UPLIFT in platinum-resistant ovarian cancer, the design for which was informed by FDA feedback;

•
Initiated UPGRADE, an umbrella trial combining UpRi with standard therapies in platinum sensitive ovarian cancer, with an initial evaluation of UpRi combined with carboplatin;

•
Entered into a collaboration with Janssen pursuant to which we granted Janssen an exclusive license to use our proprietary Dolasynthen platform and other technology to develop, manufacture and commercialize ADCs directed to up to three targets selected by Janssen;

•
Continued to advance our earlier stage DolaLock ADC, XMT-1660, and Immunosynthen ADC, XMT-2056, through IND-enabling studies;

•
Continued to strengthen our leadership team and organization to support advancement of our lead candidate and anticipated entry of multiple additional candidates into the clinic; and

•
Entered into a new line of credit for increased financial flexibility, ended 2021 with $177.9 million in cash and cash equivalents as of December 31, 2021 and subsequently received a $40.0 million upfront payment under the Janssen collaboration agreement and additional proceeds from sales of our common stock through our at-the-market, or ATM, offering program.

Compensation Governance Highlights
Our Compensation Committee regularly reviews our executive compensation programs and practices and those of other companies in our industry and our executive compensation peer group, as well as evolving trends in executive compensation, to ensure that our programs and practices continue to reflect our philosophy and remain competitive to encourage high performance, the execution of our strategy and the advancement of our preclinical and clinical programs. We believe that our compensation programs are grounded in sound practices and processes that align with industry best practices. Listed below are some of the compensation practices we employ in our executive compensation program that reinforce or are reflective of our philosophy.

What We Do	What We Don’t Do

Maintain an industry- and size-appropriate peer group for benchmarking pay

Tie incentives to achievement of Company objectives

Provide a majority of compensation in long-term equity incentives with multi-year vesting schedules

Provide a competitive mix of fixed (e.g., base salary) and variable (e.g., bonus) compensation

Evaluate the risk profile of our pay programs

Consult with an independent compensation advisor

No excise tax gross-up provisions

No hedging or pledging of Company stock is permitted

No single-trigger change-in-control benefits

No special perquisites

No retirement plans other than our 401(k) and no special health or welfare benefits for executives

No guaranteed salary increases or bonuses

Say-on-Pay Vote Results
At our 2021 annual meeting of stockholders, we conducted a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as a “say-on-pay” vote, in accordance with the Dodd-Frank Act. Approximately 95% of the votes cast by stockholders on this proposal, excluding broker non-votes and abstaining votes, were cast in support of the compensation paid to our named executive officers in 2020. While this vote was a non-binding advisory vote, our Compensation Committee and Board of Directors take the voting results into account in determining the compensation of our named executive officers. Given the strong level of support evidenced by last year’s say-on-pay vote, among other factors, our Compensation Committee decided to maintain our general approach to executive compensation and made no significant changes to our executive compensation program for 2021 following such vote.
Our Compensation Committee and Board of Directors will continue to consider stockholder input and monitor our executive compensation program to ensure it aligns the interests of our named executive officers with the interests of our stockholders and adequately addresses any stockholder concerns that may be expressed in future votes. Consistent with the recommendation of our Board of Directors and the preference of our stockholders as reflected in the non-binding advisory vote on the frequency of future “say-on-pay” votes conducted at our 2021 annual meeting of stockholders, our stockholders will have an opportunity annually to cast an advisory vote in connection with compensation for our named executive officers.
Executive Compensation Philosophy and Objectives
Our executive compensation program is designed to attract, retain and reward talented executives, to incentivize them based on the achievement of key performance goals, and to align their interests with the interests of our stockholders. We operate in a highly competitive and rapidly evolving industry and in a principal geography — the greater Boston, Massachusetts area — in which competition for the highly-skilled personnel capable of enabling us to achieve our mission and execute on our corporate strategy is fierce. In order to help us achieve our short- and long-term financial and operational goals, we intend for total compensation, which we define as base salary, incentive cash compensation, equity compensation and benefits, to be competitive in the biopharmaceutical marketplace in which we compete for talent.
The Compensation Committee retains the authority and flexibility to vary the compensation of any individual named executive officer from the targeted pay framework, based on the unique responsibilities and requirements of his or her position, his or her experience and qualifications, internal parity relative to similar positions within our company, and individual or Company performance relative to our performance goals and to our selected peer group to ensure appropriate pay-for-performance alignment. While we do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation, historically, a majority of the compensation for our named executive officers is long-term compensation, balanced with sufficient short-term incentives to encourage consistently strong performance.

Pay for Performance
Mersana is committed to a pay-for-performance culture and philosophy for all of our executive officers, including our Chief Executive Officer. In particular, our Chief Executive Officer’s target and realizable pay is highly performance-based, reflecting performance against pre-established Company goals, and share price performance. As evidenced below, the realizable value of the 2021 compensation as of December 31, 2021 was well below the target value. The lower realizable value shown reflects a target annual cash bonus payout at 97% of target, as well as long-term equity incentive values that, as of December 31, 2021, were well below the fair value on the date of grant given our stock price performance during 2021. We continue to structure our compensation so that it is highly sensitive to performance. In years where our performance is exceptional, we would expect realizable compensation to exceed target compensation, and in years where we have a decline in share price or business challenges, we would expect realizable compensation to trail target compensation.

Mersana 2021 CEO Pay for Performance
Base Salary
Annual Cash Bonus
Long-term Incentive Value
CEO Compensation Value
$8,270,490
$1,376,883
Target(1)
Realizable(2)

(1)
Target value reflects our Chief Executive Officer’s 2021 base salary, target annual bonus opportunity, and the grant date fair value of equity grants made in 2021, as discussed more fully below.

(2)
Realizable value reflects our Chief Executive Officer’s 2021 base salary, actual earned bonus, and the intrinsic value of the equity grants made in 2021 based on the closing price of our stock on December 31, 2021 ($6.22).

Executive Compensation Process
Role of the Compensation Committee
Pursuant to its charter and in accordance with applicable Nasdaq listing standards, our Compensation Committee is responsible for assisting our Board of Directors in fulfilling its responsibilities relating to oversight of the compensation and benefits of our executive officers, employees, and directors and administering our compensation, benefit and equity-based plans. This responsibility includes oversight of the philosophy and policies that govern our overall management compensation and benefits and of the goals and objectives relevant to compensating our executive officers. Our Compensation Committee also oversees the preparation of the CD&A that we include in our proxy statement and reviews and assesses the results of our stockholder advisory say-on-pay votes and our stockholder advisory vote to determine the frequency with which we hold say-on-pay votes in order to recommend appropriate actions to the Board of Directors. Our Compensation Committee also reviews and establishes the compensation of our executive officers, other than our Chief Executive Officer, and makes recommendations to our Board of Directors with respect to our Chief Executive Officer’s compensation.
Our Compensation Committee periodically reviews and evaluates the components and effectiveness of our executive compensation program to ensure that our executive compensation program is consistent with our goals and aligned with our executive compensation peer group and the marketplace in which we compete for executive talent. In conducting these reviews and evaluations, our Compensation Committee utilizes the services of an independent compensation consultant, Pearl Meyer & Partners, LLC, or Pearl Meyer, to provide advice regarding executive compensation, including with respect to the composition of our peer group, to gather peer group and other relevant executive compensation information and trends, and to analyze this information.
Our Compensation Committee generally reviews and approves the base salary, annual cash bonus and annual long-term equity incentive awards for our executive officers at the beginning of each calendar year.
Role of Management
Our Compensation Committee works with and receives information and analyses from our Chief Executive Officer and other members of our management team, including within our Human Resources, Finance and Legal departments, and considers such information and analyses in determining the structure and amount of compensation to be paid to our executive officers. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding the base salaries, annual bonuses and equity incentive awards for our executive officers other than herself. Our management team provides information to our Compensation Committee regarding executive officer performance, market and peer group data and information, and management’s recommendations and proposals regarding executive officer compensation programs and decisions affecting base salaries, cash bonuses, long-term equity incentive compensation and other compensation-related matters, including the specific performance goals to be used in our annual cash bonus program. Our Human Resources department periodically purchases third-party compensation benchmark surveys and related industry information and, in cooperation with Pearl Meyer, prepares and provides analyses to assist our Compensation Committee’s evaluation and comparison of each element of executive compensation.
Our Compensation Committee may take into account these recommendations and information provided by our independent compensation consultant but is ultimately responsible for determining (or recommending, in the case of our Chief Executive Officer) the compensation of our executive officers. Members of management, including certain of our executive officers, attend portions of our Compensation Committee’s meetings; however, executive officers, including our Chief Executive Officer, are not present during decisions regarding their respective performance and compensation.
Role of Compensation Consultant
Our Compensation Committee has the sole authority and right to engage, at our expense, one or more independent compensation consultants and advisors to assist the Compensation Committee in performing its responsibilities, including to obtain information, analysis and advice regarding our executive compensation program and decision-making. For 2021 and 2022, our Compensation Committee has engaged Pearl Meyer to assist it in this regard and sets the compensation for and oversees the work of Pearl Meyer. Pearl Meyer has not been retained by management to perform any work for our company other than projects performed at the direction of the Compensation Committee.
During 2021, Pearl Meyer attended meetings of and provided the following services to our Compensation Committee, including with respect to evaluations and decisions regarding 2021 and 2022 executive officer compensation:

•
reviewing and recommending revisions to the executive compensation peer group we used in 2021 and the peer group we are using in 2022;

•
providing compensation information for our peer group companies and competitive data for our executive officers, directors, and our employees generally;

•
reviewing the base salaries, annual cash incentive award opportunities and long-term equity incentive compensation opportunities of our executive officers;

•
evaluating how our executive compensation compares to our performance and to the executive compensation of the companies in our peer group;

•
providing guidance on trends in executive officer compensation, corporate governance and regulatory issues and developments;

•
providing analysis of our equity plan utilization and related metrics;

•
reviewing our peer group and market equity compensation practices; and

•
reviewing the “Compensation Discussion and Analysis” section of our proxy statement.

In determining to engage Pearl Meyer, our Compensation Committee considered Pearl Meyer’s independence, taking into consideration relevant factors, including the absence of other services provided to Mersana by Pearl Meyer, the amount of fees Mersana paid to Pearl Meyer as a percentage of its total revenue, Pearl Meyer’s policies and procedures that are designed to prevent conflicts of interest, any business or personal relationships Pearl Meyer’s individual compensation advisors have with any executive officer of the Company or with any member of our Compensation Committee and any stock of the Company owned by Pearl Meyer and its individual compensation advisors. Our Compensation Committee determined, based on its analysis in light of all relevant factors, including the factors listed above, that the work of Pearl Meyer and its individual compensation advisors as compensation consultants to our Compensation Committee has not created any conflicts of interest, and that Pearl Meyer is independent pursuant to the independence standards set forth in the Nasdaq listing standards promulgated pursuant to Section 10C of the Exchange Act.
Peer Group Selection and Benchmarking
To inform executive compensation decisions and ensure the competitiveness of our executive compensation programs, our Compensation Committee benchmarks our executive compensation against the executive compensation of a peer group of publicly traded national and regional companies in the biopharmaceutical and biotechnology industries. Our Compensation Committee, with the assistance of Pearl Meyer, selects companies to include in our executive compensation peer group that on balance generally meet the following criteria at the time of selection:
•
companies whose stage of product development, therapeutic focus (oncology), market capitalization and operating size (e.g., number of employees and annual research and development expense) are similar to ours; and

•
companies that are headquartered in the Boston, Massachusetts area or another significant biotechnology market (e.g., San Francisco, California).

Our Compensation Committee strives to identify a peer group of companies that generally reflects Mersana’s profile. Our market capitalization, employee headcount and annual research and development related expenses may change year over year, and the companies within our peer group may undergo similar changes, be acquired or, in some instances, reach a different stage of overall development or change therapeutic focus. Accordingly, with the assistance of Pearl Meyer and our management, our Compensation Committee annually reviews and, as appropriate, revises our peer group composition to ensure it continues to represent our overall profile on these metrics.
For purposes of executive compensation for 2021, our Compensation Committee worked with Pearl Meyer to evaluate our peer group in September 2020. During their review, our Compensation Committee and Pearl Meyer considered how, following their evaluation of our peer group in September 2019, our market capitalization had meaningfully increased following our announcement of positive interim clinical data in May 2020. In addition, Forty Seven, Inc., Neon Therapeutics, and Unum Therapeutics were no longer publicly traded independent companies, and Deciphera Pharmaceuticals, Inc. had received approval for one or more product candidates and, as a commercial entity, no longer met the criteria for being in a similar stage of development as us. As a result, as of September 2020, a number of companies that had comprised our peer group no longer met our general criteria to be included in our peer group. Based on the factors listed above and in consultation with Pearl Meyer and management, in September 2020, our Compensation Committee modified our peer group to include companies with a market capitalization and stage of development more similar to ours and selected the companies listed below as our executive compensation peers, or our 2021 Peer Group, to make executive compensation decisions following September 2020:
2021 Peer Group
Arcus Biosciences, Inc.	Kura Oncology, Inc.
Arvinas, Inc.*	Principia Biopharma, Inc.*
Constellation Pharmaceuticals, Inc.	Replimune Group, Inc.*
Cue Biopharma, Inc.*	SpringWorks Therapeutics, Inc.*
Editas Medicine, Inc.*	Syros Pharmaceuticals, Inc.
Fate Therapeutics, Inc.*	TCR2 Therapeutics Inc.*
IGM Biosciences, Inc.*	Turning Point Therapeutics, Inc.*
ImmunoGen, Inc.	ZIOPHARM Oncology, Inc.*
Inovio Pharmaceuticals, Inc.*	Zymeworks Inc.*

*
The companies marked with an asterisk were added to our previous peer group to determine our 2021 Peer Group. The following companies from our previous peer group were removed from our 2021 Peer Group for the reasons described above: Bellicum Pharmaceuticals, Inc.; Corvus Pharmaceuticals, Inc.; CytomX Therapeutics, Inc.; Deciphera Pharmaceuticals, Inc.; Evelo Biosciences, Inc.; Forty-Seven, Inc.; Gritstone Oncology, Inc.; Jounce Therapeutics, Inc.; Miragen Therapeutics, Inc.; Neon Therapeutics, Inc.; Selecta Biosciences, Inc.; Surface Oncology, Inc.; Synlogic, Inc.; Unum Therapeutics, Inc.; and Voyager Therapeutics, Inc.

For purposes of executive compensation for 2022, our Compensation Committee again worked with Pearl Meyer to re-evaluate our peer group in September 2021. During their review, our Compensation Committee and Pearl Meyer considered how, following their evaluation of our peer group in September 2020, our market capitalization had meaningfully declined relative to many companies included in the 2021 Peer Group. As a result, as of September 2021, Arvinas, Inc., Editas Medicine, Inc., Fate Therapeutics, Inc., SpringWorks Therapeutics, Inc. and Turning Point Therapeutics, Inc. no longer met our market capitalization criteria. Additionally, Constellation Pharmaceuticals, Inc. and Principia Biopharma Inc. were no longer publicly traded independent companies. In consultation with Pearl Meyer and management, in September 2021, our Compensation Committee modified our peer group to include companies with a market capitalization more similar to ours and selected the companies listed below as our executive compensation peers, or our 2022 Peer Group, to make executive compensation decisions following September 2021:
2022 Peer Group
Arcus Biosciences, Inc.	Pieris Pharmaceuticals, Inc.*
Codiak BioSciences, Inc.*	Relay Therapeutics, Inc.*
Cue Biopharma, Inc.	Replimune Group, Inc.
Forma Therapeutics Holdings, Inc.*	Rubius Therapeutics, Inc.*
IGM Biosciences, Inc.	Scholar Rock Holding Corporation*
ImmunoGen, Inc.	Syros Pharmaceuticals, Inc.
Inovio Pharmaceuticals, Inc.	TCR2 Therapeutics Inc.

Jounce Therapeutics, Inc.*	ZIOPHARM Oncology, Inc.
Kura Oncology, Inc.	Zymeworks Inc.

*
The companies marked with an asterisk were added to our 2022 Peer Group. The following companies from our 2021 Peer Group were removed from our 2022 Peer Group for the reasons described above: Arvinas, Inc.; Constellation Pharmaceuticals, Inc.; Editas Medicine, Inc.; Fate Therapeutics, Inc.; Principia Biopharma, Inc.; SpringWorks Therapeutics, Inc.; and Turning Point Therapeutics, Inc.

When setting executive pay levels, our Compensation Committee generally references competitive ranges of our peer group for cash compensation (base salary and annual performance-based cash bonuses) and equity incentive compensation. While we do not have a stated policy or principle for the allocation of compensation, we generally emphasize equity incentive compensation versus cash to retain our executives, align their interests with those of our stockholders and emphasize our pay-for-performance philosophy. Our Compensation Committee may adjust actual compensation levels with respect to our executives to reflect experience, performance levels and market factors as deemed appropriate by our Compensation Committee or the Board of Directors.
In addition to reviewing the executive compensation programs and practices of our peer group, because we compete for executive talent with many companies throughout the biopharmaceutical and biotechnology industries, our Compensation Committee also reviews and considers the executive compensation practices of companies in the broader biopharmaceutical and biotechnology sector as reported by Pearl Meyer or by comparable third parties through industry surveys and research.
Elements of Our Executive Compensation Program
There are three primary components of our executive compensation program:
•
base salary;

•
annual bonuses based on individual and corporate performance; and

•
equity incentive awards, in the form of stock options and restricted stock units, or RSUs.

In addition to these primary elements of executive compensation, we also offer our executive officers broad-based health and welfare benefits and 401(k) plan benefits consistent with the benefits we provide to our other full-time, salaried employees. Our Compensation Committee believes that each primary component of executive compensation must be evaluated and determined with reference to our peer group and other competitive market data, individual and corporate performance, our recruiting and retention goals, internal equity and consistency, and other factors and information it deems relevant. We strive to provide our executive officers with a balance of short-term and long-term equity incentives to encourage and reward consistently strong performance. Ultimately, the objective in setting the balance between long-term and short-term compensation is to ensure adequate base and short-term incentive compensation to attract and retain talent, while providing incentives to maximize long-term value for our Company and our stockholders.
These primary components of our executive compensation program are described in more detail below.
Base Salary
The purpose of base salary compensation is to attract and reward each executive with a competitive level of fixed cash compensation that is paid regularly throughout the year. Base salary is the only element of compensation that is fixed; the remainder and majority of each executive officer’s potential compensation is composed of variable compensation that is designed to incentivize shorter-term (annual) or longer-term performance of the Company.
In assessing what the market would pay as base salary for a given executive officer position, our Compensation Committee (and, in the case of our Chief Executive Officer, our Board of Directors) relies on compensation information from our executive compensation peer group, as well as compensation benchmark surveys we purchase (see the section titled “Peer Group Selection and Benchmarking” above). Our Compensation Committee targets the 50th percentile of our peer group for executive officer base salary compensation. An individual executive officer’s base salary, however, may vary from the 50th percentile peer group-level for the officer’s position based on the officer’s experience, knowledge, skills, education, performance and contributions to the Company. For example, for an executive officer that the Compensation Committee believes has extensive experience and greater knowledge and skills for the relevant position or has significantly contributed to our performance may have a base salary that is greater than the 50th percentile of our peer group for a comparable position. We do not provide any automatic base salary increases to our executive officers.
Our Compensation Committee, with input from our Chief Executive Officer as to executive officers other than herself, reviews and evaluates each executive officer’s base salary during the fourth quarter of each year, and our Board of Directors, based on the recommendation of our Compensation Committee, reviews and evaluates our Chief Executive Officer’s base salary at the same time; final decisions regarding any changes to such base salary are typically finalized in the first quarter of the following year, retroactive to January 1. In connection with this review and evaluation, our Compensation Committee (or, in the case of our Chief Executive Officer, our Board of Directors) may adjust an executive officer’s base salary, if appropriate, based on the officer’s individual performance and contributions during the preceding year, changes or expected changes in the scope of the officer’s responsibilities, including as a result of a promotion, changes in the base salary range of compensation at our peer group companies, the growth of or changes in our operations and the expected ease or difficulty of replacing the executive with a well-qualified replacement. Our Compensation Committee and Board of Directors also take into consideration general compensation trends within the biotechnology and biopharmaceutical industries, including trends with respect to companies that are headquartered in the Boston, Massachusetts area or another significant biotechnology market.
2021 Base Salaries
In January 2021, our Compensation Committee (or our Board of Directors, in the case of our Chief Executive Officer) reviewed and evaluated the base salaries of our executive officers and approved the annual base salary for each of our named executive officers shown in the below table.
Name	2021 Annual Base Salary	% Increase from 2020
Anna Protopapas	$569,250	3.50%
Brian DeSchuytner	$405,099	3.50%
Alejandra Carvajal(1)	$400,000	N/A
Timothy B. Lowinger, Ph.D.	$423,563	3.50%
Michael Kaufman, Ph.D.(2)	$410,331	3.00%
Tushar Misra, Ph.D.(3)	$425,000	N/A

(1)
Ms. Carvajal’s base salary became effective on April 26, 2021, when she commenced employment with us as our Senior Vice President, Chief Legal Officer.

(2)
Dr. Kaufman resigned as Senior Vice President, Chief Manufacturing Officer on August 16, 2021 and retired from the Company on September 10, 2021.

(3)
Dr. Misra’s base salary became effective on August 16, 2021, when he commenced employment with us as our Senior Vice President, Chief Manufacturing Officer.

Annual Performance-Based Cash Compensation
The purpose of our annual cash incentive program is to provide short-term variable cash compensation to incentivize and reward our executive officers to achieve or exceed our annual corporate goals as well as each officer’s annual personal goals. This element of compensation reinforces our pay-for-performance philosophy and incentivizes shorter-term (annual) performance. Each executive officer is eligible for a target bonus determined as a percentage of his or her annual base salary. Our Compensation Committee (or our Board of Directors, in the case of our Chief Executive Officer) determines these target bonus percentages for each executive officer position primarily based on the range of target bonus percentages for similar positions at companies in the peer group. Our Compensation Committee (or our Board of Directors, in the case of our Chief Executive Officer) annually reviews and evaluates each executive officer’s target bonus percentage. Because target bonus percentages by position tend not to be as dynamic as base salary compensation, changes to an executive officer’s target bonus percentage tend to occur less frequently than changes in base salary.
In June 2017, our Board of Directors adopted our 2017 Cash Bonus Plan, or the Bonus Plan. The Bonus Plan governs the determination and payment of annual bonus amounts to certain of our executive officers and key employees. Under the Bonus Plan, each eligible employee is eligible to receive an annual bonus based on the achievement of certain performance criteria established by the Compensation Committee.
For annual incentive bonus determinations pursuant to the Bonus Plan, we vary the weighting of personal and corporate goal performance by level within the Company, with greater emphasis placed on corporate performance for our more senior employees. Even among our executive officers, a greater emphasis is placed on corporate performance for our Chief Executive Officer than for our other executive officers, with 100% of the weight attributed to corporate goal performance for our Chief Executive Officer, as compared to 75% of the weight attributed to corporate goal performance and 25% of the weight attributed to individual performance, as subjectively determined by our Compensation Committee in consultation with our Chief Executive Officer, for our other executive officers. We believe this policy aligns our Chief Executive Officer’s performance with that of the Company as a whole and aligns our executive officers’ (other than our Chief Executive Officer’s) performance with the Company as a whole while still incentivizing personal performance, which is generally more aligned with the performance of the functional area that each executive officer leads. In addition, our executive officers have a greater opportunity to significantly impact our corporate goal performance given their positions and responsibilities. The target bonus percent for each of our named executive officers other than our Chief Executive Officer for 2021 was 40%, and the target bonus percent for our Chief Executive Officer was 50%.
At the end of the year, our Compensation Committee reviews our performance and the individual performance of each of our executive officers, including our named executive officers, to determine the amount of annual bonus payments to be paid for the year. It is at our Compensation Committee’s discretion to grant individual awards at, below, or above target based on corporate performance and individual performance. Our Board of Directors approved the 2021 annual bonus payment to the Chief Executive Officer based on our Compensation Committee’s recommendation, and our Compensation Committee approved the 2021 bonus payments to the other executive officers.
2021 Corporate Performance Goals
For 2021, the annual bonus payments were determined by the Compensation Committee based upon the achievement of performance metrics related to our corporate objectives in four broad categories:
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Advancing UpRi Development in Preparation for Future Biologics License Application, or BLA, Submission;

•
Evaluating the Potential for UpRi and XMT-1592 in NSCLC ;

•
Advancing Our Earlier Pipeline Candidates; and

•
Building the Foundation for Corporate Growth and Sustainability.

The finer details of these performance metrics include highly sensitive and competitive information. We do not disclose the specific portions of these goals because we believe that such disclosure would result in competitive harm to us. We purposely set these goals at challenging levels. Revealing certain elements of these goals could potentially reveal insights about our preclinical, clinical, regulatory and strategic plans or objectives that our competitors or potential collaborators could use against us. However, the specific annual goals for 2021 were heavily weighted toward advancing UpRi development and preparing Mersana for the future potential commercialization of UpRi.
The total number of points, if all specified goals were achieved, added to 120 points, which would yield a payout of 120% of the portion of each named executive officer’s target annual bonus based on corporate performance. Additionally, our Compensation Committee approved two stretch goals for 2021, which, if achieved, would have contributed up to 10 additional points, yielding a maximum potential corporate performance level of 130%. In light of these potential corporate goal achievement levels and the weighting of corporate and personal goals under our Bonus Plan, in 2021, our Chief Executive Officer was eligible to receive a maximum of 130% of her target bonus, and each of our other executive officers was eligible to receive a maximum of 125% of his or her target bonus.
In January 2022, our Compensation Committee evaluated our achievement of the 2021 corporate objectives. The Compensation Committee considered whether we had achieved specific goals in each category of our corporate objectives, the weighting established for each category, including the weighting for overachievement, where applicable, management’s self-assessment, and our overall corporate performance in 2021. Based on these considerations, the Compensation Committee determined that while we had achieved many of our clinical and pipeline objectives and several of our business operation growth objectives, we had not fully achieved some of our specified objectives, due in part to challenges related to the need to amend the protocol of our UPLIFT trial, the decision to deprioritize further UpRi monotherapy development in NSCLC and supply chain considerations, as well as due to other challenges presented by the overall macroeconomic environment. As a result, the Compensation Committee approved a 97% achievement of our 2021 corporate objectives, based in particular on the following achievements:
•
Continued progress in enrollment of our UPLIFT clinical trial;

•
Maintenance of sufficient product supply for our clinical candidates;

•
Initiation of our UPGRADE clinical trial of UpRi in combination with carboplatin;

•
Significant progress in our workforce growth goals;

•
Continued advancement of our pipeline candidates;

•
Strength of our balance sheet throughout the year; and

•
Creation and fostering of a vibrant organization as measured by employee feedback and external recognition of our positive culture and workplace environment.

2021 Individual Performance
The performance for the 2021 fiscal year of each of our named executive officers, other than our Chief Executive Officer, was reviewed by our Compensation Committee in consultation with our Chief Executive Officer, and each executive’s performance was then subjectively assessed. Our Compensation Committee, after consulting with our Chief Executive Officer, assigned an achievement percentage for each such executive. For 2021, the target annual bonus for each named executive officer, the corporate and individual goal weighting and achievement, and the amount paid to those individuals is as set forth in the table below.
Based on the above, the Compensation Committee (or, in the case of our Chief Executive Officer, our Board of Directors) awarded 2021 bonuses, paid in cash during the first quarter of 2022, to our named executive officers as follows:

Name and Position	Target Bonus (% of Base Salary)	Corporate Goal Achievement	Weight of Corporate Goal Achievement	Individual Performance Achievement	Weight of Individual Performance Achievement	Bonus Amount Paid ($)	Bonus Amount Paid (% of Target Bonus)
Anna Protopapas,	50%	97%	100%	—	—	276,086	97%
Brian DeSchuytner,	40%	97%	75%	100%	25%	158,394	98%
Alejandra Carvajal(1)	40%	97%	75%	105%	25%	107,712	99%
Michael Kaufman, Ph.D.(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Timothy B. Lowinger, Ph.D.	40%	97%	75%	105%	25%	167,731	99%
Tushar Misra, Ph.D.(3)	40%	97%	75%	100%	25%	93,147	98%

(1)
Ms. Carvajal’s actual bonus was prorated by 68% based on her hire in April 2021. Percentage of Target Bonus Paid assumes full-year compensation and does not reflect this proration.

(2)
Dr. Kaufman retired from the Company on September 10, 2021 and was not eligible for a 2021 bonus.

(3)
Dr. Misra’s actual bonus was prorated by 38% based on his hire in August 2021. Percentage of Target Bonus Paid assumes full-year compensation and does not reflect this proration.

Long-Term Equity Incentive Compensation
Long-term equity incentive compensation is generally the largest portion of each executive’s overall compensation and is variable and at-risk. Because the drug development process is lengthy, generally taking many years and requiring long-term investments that have a substantial risk of failure, we believe it is appropriate that this element of compensation represents the largest potential portion of each executive’s overall compensation to focus our executive officers on long-term success. This element of compensation is comprised of equity awards that we grant in connection with the start of each executive officer’s employment and annual grants of long-term equity incentive equity awards. These equity awards generally vest over several years to focus our executives on our success over a multi-year period and promote the retention of our executive officers.
We also design our long-term equity awards to remain competitive in the recruitment and retention of executive officers and other employees. We generally target both our annual awards and new hire awards of long-term equity incentive compensation to be within a competitive range of our peer group. Like short-term incentive compensation, no executive officer is guaranteed to receive any equity awards or awards of a certain value.
Since 2020, we have used a combination of options to purchase shares of our common stock and RSUs as the primary equity award instruments for long-term equity incentive compensation. This practice is consistent with the long-term equity incentive compensation practices of our peer group. Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price equal to the closing price of our common stock on the date of grant. Each RSU represents a contingent right to receive one share of our common stock. Stock options and RSUs typically vest over four years generally subject to the executive’s continued service with us; awards to newly hired executive officers typically have a one-year cliff, while annual awards do not. We believe these features provide an appropriate long-term equity incentive and reward the option holder only to the extent that our stock price increases and stockholder value increases. As a company that relies heavily on the use of stock options to align the interests of employees, including our named executive officers, with the interests of stockholders, we do not believe that the accounting grant date fair value should be the primary determinant of award size. Volatility is inherent in drug development, and we do not believe that employees should be rewarded with more shares due to decreases in our stock price or penalized with fewer shares due to increases in our stock price.
As with the other elements of compensation, our Compensation Committee receives preliminary recommendations for equity awards from our Chief Executive Officer for executive officers (other than herself) for annual awards and awards made in connection with the executive’s hire or promotion. Our Compensation Committee then reviews the market-based recommendations based on our peer group and survey data and approves equity awards for all of our executive officers, with the exception of our Chief Executive Officer, whose grant is approved by our Board of Directors upon the recommendation of our Compensation Committee. In evaluating the target size of equity grant awards for executive officers, our Compensation Committee takes into consideration market and peer group data regarding long-term incentive compensation to ensure our grants are competitive. We balance this with a consideration of the aggregate number of share-based awards we expect to grant during the calendar year as compared to the total number of shares outstanding, or our burn rate, and the number of share-based incentive awards outstanding as compared to the total number of shares outstanding, or our overhang. Our Compensation Committee also takes into consideration each executive officer’s performance and contributions to the Company, the recommendations of our Chief Executive Officer (except with respect to her own long-term equity incentive compensation) and the amount of the executive officer’s owned, vested and unvested equity holdings.
For our executives in 2021, our Compensation Committee determined it was appropriate to target approximately 75% of the value of long-term equity incentive compensation in the form of stock options and the remaining approximately 25% of the value in the form of RSUs. The Compensation Committee believed that this equity mix helped to ensure that wealth creation remains tied to stock performance (through stock options) and to promote retention (via RSUs that vest over time to deliver equivalent value to stock options while using fewer authorized shares and provide some value even if the market price of our common stock declines).
After considering the factors described above, in January 2021, our Compensation Committee approved annual grants to our named executive officers (other than our Chief Executive Officer) of the stock options and RSUs shown in the table below, and our Board of Directors approved the annual grant show below to our Chief Executive Officer.
Name	Stock Options (#)(1)	RSUs (#)(2)
Anna Protopapas	382,500	85,000
Brian DeSchuytner	112,500	25,000
Alejandra Carvajal(3)	—	—
Michael Kaufman, Ph.D.	112,500	25,000
Timothy B. Lowinger, Ph.D.	131,250	29,167
Tushar Misra, Ph.D.(3)	—	—

(1)
Each of these stock option awards has an exercise price of $21.09 and vests in equal quarterly installments over the first four years after the vesting commencement date, January 15, 2021, generally subject to continued employment through the applicable vesting date.

(2)
These RSUs vest over four years in four equal annual installments beginning on the first anniversary of the grant date generally subject to continued employment through the applicable vesting date.

(3)
Ms. Carvajal joined the Company in April 2021, and Dr. Misra joined the Company in August 2021. As such, neither Ms. Carvajal nor Dr. Misra received an equity award in connection with the Company’s annual equity grants in 2021.

Both Ms. Carvajal and Dr. Misra were hired in 2021 and received new hire equity awards upon commencement of their employment. New hire awards for our executive officers are generally in the same amount as the annual awards for our continuing executive officers. Ms. Carvajal was awarded an option to purchase 112,500 shares of our common stock at an exercise price of $16.98 per share and 26,500 RSUs. Dr. Misra was awarded an option to purchase 112,500 shares of our common stock at an exercise price of $11.56 per share and 25,000 RSUs. Each of Ms. Carvajal’s and Dr. Misra’s options vest as to 25% of the shares underlying the option on the first anniversary of the grant date, and as to the remainder of the shares at the rate of 6.25% per quarter over the next three years, generally subject to continued employment through the applicable vesting date. Ms. Carvajal’s RSUs vest as to 50% on the first anniversary of the grant date, and the remainder vest on the second anniversary of the grant date, generally subject to continued employment through the applicable vesting date. Dr. Misra’s RSUs vest as to 25% on each anniversary of the grant date through the fourth anniversary of the grant date, generally subject to continued employment through the applicable vesting date.
Benefits Programs and Perquisites
Our executive officers, including our named executive officers, are eligible to participate in all of our employee benefit plans, including our medical, dental, vision, group life and disability insurance plans, on the same basis as our other salaried employees. We pay the premiums for term life insurance and disability insurance for all of our employees, including our named executive officers. We do not maintain any defined benefit pension or non-qualified deferred compensation plans.
All of our full-time employees in the United States, including our named executive officers, are eligible to participate in our 401(k) plan, which is a retirement savings defined contribution plan established in accordance with Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to our 401(k) plan, employees may elect to defer their eligible compensation on a pre-tax basis, up to the statutorily prescribed annual limits and to have the amount of this deferral contributed to our 401(k) plan. The 401(k) plan also permits us to make discretionary employer contributions and matching contributions, subject to IRS limits. For 2021, we matched one hundred percent (100%) of the first four percent (4%) of the eligible compensation contributed by participating employees, up to seven thousand dollars ($7,000.00), which matching contributions are fully vested after one year of employment.
We do not provide any other perquisites or personal benefits to our named executive officers, and we do not provide any tax gross-up payments to our named executive officers.
Other Features of our Executive Compensation Program
Executive Employment Agreements
Each of our named executive officers is party to a letter agreement with us that sets forth the terms and conditions of the executive’s employment with us. Each letter agreement provides for at-will employment with us. Each letter agreement sets forth the executive’s base salary, which is eligible for potential discretionary merit increases, and target annual bonus (expressed as a percentage of base salary). Each of our named executive officers is also party to our standard nondisclosure, noncompetition and assignment of intellectual property agreement. Pursuant to their letter agreements, each of the named executive officers is also entitled to certain compensation and benefits upon termination of his or her employment in certain circumstances, including following a change in control. We believe that these severance benefits are an important element of our executive compensation and retention program, particularly in the context of a corporate transaction where provision of such benefits eliminates, or at least reduces, the potential reluctance of our executive officers to diligently consider and pursue potential transactions that may be in the best interests of our stockholders. We also believe that our severance arrangements with our named executive officers are consistent with compensation arrangements provided in a competitive market for executive talent and that the events triggering payment represent appropriate hurdles for the severance benefits. The severance benefits provided under these letter agreements are described under “— Payments on Termination of Employment or Change in Control Benefits” below.
Other Compensation Policies/Assessments
Risk Assessment
Our Compensation Committee recognizes that providing certain types of compensation incentives may inadvertently motivate individuals to act in ways that could be detrimental to the Company in order to maximize personal compensation. To minimize such risk, our Compensation Committee reviews at least annually the overall structure and components of our compensation program and, with respect to our executive officers, the levels of compensation under such program. Our Compensation Committee has reviewed our compensation program and has determined that it does not encourage inappropriate actions or risk taking and is not reasonably likely to have a material adverse effect on our business. In addition, we do not believe that the mix and design of the components of our executive compensation program encourage our executive officers to assume excessive risks. We believe that our compensation programs, current business process and planning cycle foster the behaviors and controls that would mitigate the potential for adverse risk, including the following:
•
base salaries that are consistent with our executive officers’ responsibilities and market data and that are established to ensure that our executive officers would not be motivated to take excessive risks to achieve a reasonable level of financial security;

•
corporate objectives for our annual bonus program for our executive officers that are consistent with our annual operating and strategic plans, that are designed to achieve the proper risk/reward balance, and that should not require excessive risk taking to achieve;

•
the mix between fixed and variable, annual and long-term and cash and equity compensation is designed to encourage strategies and actions that balance our short-term and long-term best interests; and

•
stock option and RSU awards vest over a period of time, which we believe encourages executives to take a long-term view of our business.

Clawbacks
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required, in accordance with the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, to reimburse Mersana for any bonus or other incentive-based or equity-based compensation they received. In addition, we will comply with the requirements of the Dodd-Frank Act and expect to adopt a compensation recovery policy if and when the SEC adopts final regulations on the subject.
Insider Trading Policy and Hedging Transactions
Our insider trading policy prohibits our employees, including our named executive officers, as well as our directors and certain family members and controlled entities of our employees and our directors, from engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our securities at any time. We may also determine that other persons should be subject to the policy, such as contractors or consultants who have access to material nonpublic information about Mersana. In addition, persons subject to the policy are prohibited from holding Mersana securities in a margin account or otherwise pledging our securities as collateral for a loan. Our window period policy provides that certain of our employees, including our executive officers, and our non-employee directors are required to limit their transactions in the Company’s stock to defined time periods following public dissemination of quarterly and annual financial results and to seek pre-clearance from our Chief Legal Officer or her designee prior to engaging in transactions in the Company’s stock.
Accounting and Tax Considerations
Under ASC 718, the Company is required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718.
Under Section 162(m) of the Code, or Section 162(m), compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Our Compensation Committee believes that its primary responsibility is maintaining a compensation program that attracts and retains talented executives and, in furtherance of such responsibility, the Company has paid, and will continue to pay, compensation that is not deductible under Section 162(m) or that is otherwise limited as to tax deductibility.

Report of the Compensation Committee of the Board of Directors
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
This report of the Compensation Committee is not “soliciting material,” shall not be deemed “filed” with the Securities and Exchange Commission and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.
The foregoing report has been furnished by the Compensation Committee.
Members of the Compensation Committee of Mersana Therapeutics, Inc.
David Mott, Chair
Allene M. Diaz
Kristen Hege, M.D.
Summary Compensation Table
The following table sets forth the compensation awarded to, earned by, or paid to our named executive officers in respect of their service to the Company for the fiscal years ended December 31, 2021, and, if applicable, December 31, 2020, and December 31, 2019.
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Anna Protopapas President and Chief Executive Officer	2021	569,250	1,792,650	5,632,504	276,086	7,000	8,277,490
	2020	550,000	436,331	1,220,079	324,500	7,000	2,537,911
	2019	533,000	400,000	506,645	293,150	7,000	1,739,795
Brian DeSchuytner(5) Senior Vice President, Chief Financial Officer	2021	405,099	527,250	1,656,619	158,394	7,000	2,754,362
	2020	391,400	97,531	272,724	181,610	7,000	950,265
	2019	180,013	—	637,128	78,432	—	895,573
Alejandra Carvajal(6) Senior Vice President, Chief Legal Officer	2021	274,359	449,970	1,346,209	107,712	—	2,178,250
Timothy B. Lowinger, Ph.D. Senior Vice President, Chief Science and Technology Officer	2021	423,563	615,132	1,932,722	167,731	7,000	3,146,148
	2020	409,240	195,069	545,447	189,887	7,000	1,346,643
	2019	393,500	160,000	139,764	173,140	7,000	873,404
Michael Kaufman, Ph.D.(7) Former Chief Manufacturing Officer	2021	286,180	527,250	1,656,619	—	40,988(8)	2,511,036
	2020	398,380	164,269	459,324	184,848	7,000	1,213,821
	2019	385,840	160,000	139,764	169,770	7,000	862,374
Tushar Misra, Ph.D. (9) Senior Vice President, Chief Manufacturing Officer	2021	161,282	289,000	906,323	93,147	5,667	1,455,418

(1)
Amounts represent the aggregate grant date fair value of RSU awards granted to our named executive officers in 2019, 2020 and 2021, as applicable, computed in accordance ASC Topic 718, and excluding the effect of estimated forfeitures related to service-based vesting conditions. The assumptions used in the valuation of these RSU awards are set forth in Note 9 to our financial statements included in our 2021 Annual Report.

(2)
Amounts represent the aggregate grant date fair value of stock option awards granted to our named executive officers in 2019, 2020 and 2021, as applicable, computed in accordance with ASC Topic 718 and excluding the effect of estimated forfeitures related to service-based vesting conditions. The assumptions used in the valuation of these option awards are set forth in Note 9 to our financial statements included in our 2021 Annual Report.

(3)
Unless otherwise stated, amounts represent the annual cash bonuses paid to our named executive officers for 2019, 2020 and 2021, as applicable, in accordance with our Bonus Plan.

(4)
Unless otherwise stated, amounts represent 401(k) matching contributions for 2019, 2020 and 2021, as applicable.

(5)
Mr. DeSchuytner’s employment with us began on July 10, 2019. The salary and bonus amounts reported in the table represent the amounts actually earned by him for 2019 after commencing employment with us.

(6)
Ms. Carvajal’s employment with us began on April 26, 2021. The salary and bonus amounts reported in the table represent the amounts actually earned by her for 2021 after commencing employment with us

(7)
Dr. Kaufman retired on September 10, 2021. The salary amount reported in the table for 2021 represents the amount actually earned by him for 2021 prior to his retirement.

(8)
Includes $28,218 in accrued vacation paid out to Dr. Kaufman following his retirement and $5,770 in Company-paid COBRA premiums.

(9)
Dr. Misra’s employment with us began on August 16, 2021. The salary and bonus amounts reported in the table represent the amounts actually earned by him for 2021 after commencing employment with us.

Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of the annual total compensation of the individual identified as our paid median employee to the annual total compensation of our principal executive officer, our Chief Executive Officer. The paragraphs that follow describe our methodology and the resulting pay ratio.
We identified our median employee using our employee population as of December 31, 2021 by (i) aggregating for each applicable employee (A) annual base salary for salaried employees (or hourly rate multiplied by expected annual work schedule, for hourly employees), (B) actual bonus for 2021 and (C) the grant date fair value of any annual or new hire equity awards granted during the fiscal year ended December 31, 2021 and (ii) ranking this aggregated compensation measure for our employees (excluding our Chief Executive Officer) from highest to lowest. Salaries or wages for those employees hired during 2021 were annualized. Once the median employee was identified, we calculated the median employee’s annual total compensation in accordance with the rules applicable to the Summary Compensation Table.
The total compensation for 2021 for our median employee, identified as discussed above, was $302,642. Our chief executive officer’s compensation as reported in the Summary Compensation Table was $8,277,490. Therefore, our pay ratio is approximately 27 to 1.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Grants of Plan-Based Awards
The following table shows information regarding grants of plan-based awards during the fiscal year ended December 31, 2021 to our named executive officers.
		Estimated future payouts under non-equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/share)	Grant date fair value of stock and option awards ($)(4)
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)
Anna Protopapas	—(1)	—	284,625	370,013	—	—	—	—
	1/15/2021(2)	—	—	—	85,000	—	—	1,792,650
	1/15/2021(3)	—	—	—	—	382,500	21.09	5,632,504
Brian DeSchuytner	—(1)	—	162,040	202,549	—	—	—	—
	1/15/2021(2)	—	—	—	25,000	—	—	527,250
	1/15/2021(3)	—	—	—	—	112,500	21.09	1,656,619
Alejandra Carvajal	—(1)	—	160,000	200,000	—	—	—	—
	4/26/2021(2)	—	—	—	26,500	—	—	449,970
	4/26/2021(3)	—	—		—	112,500(5)	16.98	1,346,209
Timothy B. Lowinger, Ph.D.	—(1)	—	169,425	211,782	—	—	—	—
	1/15/2021(2)	—	—	—	29,167	—	—	615,132
	1/15/2021(3)	—	—	—	—	131,250	21.09	1,932,722
Michael Kaufman, Ph.D.	—(1)	—	164,132	205,166	—	—	—	—
	1/15/2021(2)	—	—	—	25,000	—	—	527,250
	1/15/2021(3)	—	—	—	—	112,500	21.09	1,656,619
Tushar Misra, Ph.D.	—(1)	—	170,000	212,500	—	—	—	—
	8/16/2021(2)	—	—	—	25,000	—	—	289,000
	8/16/2021(3)	—	—		—	112,500(5)	11.56	906,323

(1)
Amounts represent the threshold, target and maximum annual cash bonus opportunities for our named executive officers for 2021. The amount reported in the threshold column represents the minimum award value that could be received, which is zero. The amount listed in the target column represents each named executive officer’s target annual bonus for 2021. The amount listed in the maximum column represents each named executive officer’s maximum annual cash bonus opportunity for 2021, computed assuming 130% of the portion of the annual cash bonus payable based on corporate performance and 110% of the portion of the annual cash bonus payable based on individual performance is paid. The actual cash bonus that was paid to each of our named executive officers in respect of 2021 performance is reported in the Summary Compensation Table above in the “Non-equity Incentive Plan Compensation” column. Each of Ms. Carvajal and Dr. Misra commenced employment with us in 2021, and therefore their annual cash bonuses actually paid for 2021 were pro-rated to reflect the duration of their service in 2021. Dr. Kaufman retired in September 2021, and he was not eligible for an annual bonus for 2021.

(2)
Represents RSU awards granted to our named executive officers in 2021. For our named executive officers other than Ms. Carvajal, the RSUs vest (or, in the case of Dr. Kaufman, vested, prior to his retirement) over four years in four equal annual installments beginning on the first anniversary of the grant date, generally subject to continued employment through the applicable vesting date. The RSUs granted to Ms. Carvajal vest 50% on the first anniversary of the grant date, and the remainder vest on the second anniversary of the grant date, generally subject to continued employment through the applicable vesting date.

(3)
Represents stock options granted to our named executive officers in 2021. For our named executive officers other than Ms. Carvajal and Dr. Misra, the stock options vest (or, in the case of Dr. Kaufman, vested, prior to his retirement) in equal quarterly installments over the first four years after the grant date, generally subject to continued employment through the applicable vesting date. Ms. Carvajal’s and Dr. Misra’s stock options vest as to 25% of the shares underlying the option on the first anniversary of the grant date, and as to the remainder of the shares at the rate of 6.25% per quarter over the next three years, generally subject to continued employment through the applicable vesting date.

(4)
Amounts represent the aggregate grant date fair value of RSU and stock option awards granted to our named executive officers, computed in accordance with ASC Topic 718 and excluding the effect of estimated forfeitures related to service-based vesting conditions. The assumptions used in the valuation of these awards are set forth in Note 9 to our financial statements included in our 2021 Annual Report.

(5)
Inducement award granted pursuant to the inducement grant exception under Nasdaq Stock Market Rule 5635(c), which inducement award was not subject to our 2017 Stock Incentive Plan.

Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information concerning the outstanding equity awards held by each of our named executive officers as of December 31, 2021.
	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($/share)	Option expiration date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Anna Protopapas	748,366	—	1.53	5/7/2025
	158,958	—	4.10	8/29/2026
	66,666	—	6.98	3/13/2027
	187,500	12,500(2)	14.23	2/1/2028
	149,530	67,970(3)	3.51	1/22/2029
	139,453	179,297(4)	6.16	1/14/2030
	71,718	310,782(5)	21.09	1/14/2031
					53,124(6)	330,431
					85,000(7)	528,700
Brian DeSchuytner	135,000	105,000(8)	3.99	7/9/2029
	31,171	40,079(4)	6.16	1/14/2030
	21,093	91,407(5)	21.09	1/14/2031
					11,874(6)	73,856
					25,000(7)	155,500
Alejandra Carvajal	—	112,500(9)	16.98	4/25/2031
					26,500(10)	164,830

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($/share)	Option expiration date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Timothy B. Lowinger, Ph.D.	11,111	—	1.40	1/9/2024
	128,118	—	1.53	6/11/2025
	45,854	—	4.10	8/29/2026
	53,328	3,556(2)	14.23	2/1/2028
	9,378	18,750(3)	3.51	1/22/2029
	20,041	80,157(4)	6.16	1/14/2030
	24,609	106,641(5)	21.09	1/14/2031
					23,750(6)	147,725
					29,167(7)	181,419
Michael Kaufman, Ph.D.	154,999(11)	—	1.89	5/5/2026
	16,486(11)	—	4.10	8/29/2026
	27,777(11)	—	5.00	12/28/2026
	43,799(11)	—	14.23	2/1/2028
	37,500(11)	—	3.51	1/22/2029
	45,000(11)	—	6.16	1/14/2030
	14,062(11)	—	21.09	1/14/2031
Tushar Misra, Ph.D.	0	112,500(12)	11.56	8/15/2031
					25,000(13)	155,500

(1)
The market value of the RSU awards is based on the closing price of our common stock as reported on the Nasdaq Global Select Market on December 31, 2021, which was $6.22.

(2)
Represents an option to purchase shares of our common stock granted on February 2, 2018, which vests in equal quarterly installments through February 2, 2022, generally subject to the named executive officer’s continued employment through each applicable vesting date.

(3)
Represents an option to purchase shares of our common stock granted on January 23, 2019, which vests in equal quarterly installments through January 23, 2023, generally subject to the named executive officer’s continued employment through each applicable vesting date.

(4)
Represents an option to purchase shares of our common stock granted on January 15, 2020, which vests in equal quarterly installments through January 15, 2024, generally subject to the named executive officer’s continued employment through each applicable vesting date.

(5)
Represents an option to purchase shares of our common stock granted on January 15, 2021, which vests in equal quarterly installments through January 15, 2025, generally subject to the named executive officer’s continued employment through each applicable vesting date.

(6)
Represents an award of RSUs granted on January 15, 2020, which vests in equal annual installments through January 15, 2024, generally subject to the named executive officer’s continued employment through each applicable vesting date.

(7)
Represents an award of RSUs granted on January 15, 2021, which vests in equal annual installments through January 15, 2025, generally subject to the named executive officer’s continued employment through each applicable vesting date.

(8)
Represents an option to purchase shares of our common stock granted on July 10, 2019, which vests as to 25% of the shares on July 10, 2020, and as to the remainder of the shares in quarterly installments thereafter through July 10, 2023, generally subject to Mr. DeSchuytner’s continued employment through each applicable vesting date.
(9)
Represents an option to purchase shares of our common stock granted on April 26, 2021, which vests as to 25% of the shares on April 26, 2022, and as to the remainder of the shares in quarterly installments thereafter through April 26, 2025, generally subject to Ms. Carvajal’s continued employment through each applicable vesting date. This was an inducement award granted pursuant to the inducement grant exception under Nasdaq Stock Market Rule 5635(c), which inducement award was not granted under our 2017 Stock Incentive Plan.

(10)
Represents an award of RSUs granted on April 26, 2021, which vests as to 50% of the shares on April 26, 2022, and 50% of the shares on April 26, 2023, generally subject to Ms. Carvajal’s continued employment through each applicable vesting date.

(11)
Represents option awards that ceased vesting upon Dr. Kaufman’s retirement in September 2021 and will remain exercisable until the date which is three months after the cessation of his service to us as a consultant.

(12)
Represents an option to purchase shares of our common stock granted on August 16, 2021, which vests as to 25% of the shares on August 16, 2022, and as to the remainder of the shares in quarterly installments thereafter through August 16, 2025, generally subject to Dr. Misra’s continued employment through each applicable vesting date. This was an inducement award granted pursuant to the inducement grant exception under Nasdaq Stock Market Rule 5635(c), which inducement award was not granted under our 2017 Stock Incentive Plan.

(13)
Represents an award of RSUs granted on August 16, 2021, which vests as to 25% of the shares on August 16, 2022, and as to the remainder of the shares in annual installments thereafter through August 16, 2025, generally subject to Dr. Misra’s continued employment through each applicable vesting date.

Option Exercises and Stock Vested
The following table sets forth the value received by our named executive officers upon the exercise of stock options and/or the vesting of stock awards, in each case, during 2021.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(2)
Anna Protopapas	—	—	117,709	1,629,483
Brian DeSchuytner	—	—	3,959	83,495
Alejandra Carvajal	—	—	—	—
Michael Kaufman, Ph.D.	—	—	46,667	643,007
Timothy B. Lowinger, Ph.D.	106,955	943,903	47,917	669,370
Tushar Misra, Ph.D.	—	—	—	—

(1)
Amount represents the excess of the weighted average price of our common stock on the date of exercise over the exercise price, multiplied by the number of shares of common stock acquired on exercise.

(2)
Amount represents the weighted average price of our common stock on the applicable vesting date multiplied by the number of RSUs vesting on such date.

Employment Arrangements
Each of our named executive officers is party to a letter agreement with us that sets forth the terms and conditions of the executive’s employment with us. Each letter agreement provides for at-will employment with us. Each letter agreement sets forth the executive’s base salary, which is eligible for potential discretionary merit increases, and target annual bonus (expressed as a percentage of base salary). Each of our named executive officers is also party to our standard nondisclosure, noncompetition and assignment of intellectual property agreement. Pursuant to their letter agreements, each of the named executive officers is also entitled to certain compensation and benefits upon termination of his or her employment in certain circumstances, including following a change in control. The severance benefits provided under these letter agreements are described under “— Payments on Termination of Employment or Change in Control Benefits” below.
Pension Benefits
Other than with respect to tax-qualified defined contribution plans such as our 401(k) plan, our named executive officers do not participate in any plan that provides for retirement payments and benefits, or payments and benefits that will be provided primarily following retirement.
Nonqualified Deferred Compensation
None of our named executive officers participate in or have account balances in qualified or nonqualified defined benefit plans sponsored by us that provide for the deferral of compensation on a basis that is not tax-qualified. Our Compensation Committee may elect to adopt qualified or nonqualified defined benefit plans in the future if it determines that doing so is in our best interests.
Payments on Termination of Employment or Change in Control Benefits
Pursuant to their letter agreements, each of our named executive officers is (or, in the case of Dr. Kaufman, was, prior to his retirement) entitled to severance payment and benefits upon terminations of their employment in certain circumstances, including following a Change in Control, as summarized below. The terms “Disqualifying Conduct,” “Cause,” “Good Reason” and “Change in Control” referred to below are defined in the applicable letter agreement and are summarized below.
Termination of Employment without Cause or other than for Disqualifying Conduct or for Good Reason.    If the executive’s employment is terminated by us: (a) without Cause, for Ms. Protopapas, Mr. DeSchuytner, and Dr. Lowinger, or (b) other than for Disqualifying Conduct, for Ms. Carvajal and Dr. Misra, or by the executive for Good Reason, the executive will be entitled to receive continued payment of his or her base salary for twelve months, for Ms. Protopapas, or nine months, for Mr. DeSchuytner, Ms. Carvajal and Drs. Lowinger and Misra, following such termination of employment. In addition, if the executive elects to continue coverage in our group health plans, we will pay a portion of the COBRA or state law premiums equal to the excess of the cost of such premiums over the amount the executive would have paid for coverage for the executive, his or her spouse and dependents had the executive remained employed by the Company, for twelve months, for Ms. Protopapas, or nine months, for Mr. DeSchuytner, Ms. Carvajal and Drs. Lowinger and Misra.
Termination of Employment without Cause or other than for Disqualifying Conduct or for Good Reason following a Change in Control.   If the executive’s employment is terminated by us: (a) without Cause, for Ms. Protopapas, Mr. DeSchuytner, and Dr. Lowinger, or (b) other than for Disqualifying Conduct, for Ms. Carvajal and Dr. Misra, or by the executive for Good Reason, in any case within twelve months following a change in control, the executive will be entitled to receive a lump sum payment equal to the sum of (i) eighteen months’ of base salary, for Ms. Protopapas, or twelve months’ of base salary, for Mr. DeSchuytner, Ms. Carvajal and Drs. Lowinger and Misra, and (ii) the executive’s target annual bonus, multiplied by 1.5, for Ms. Protopapas, or one, for Mr. DeSchuytner, Ms. Carvajal and Drs. Lowinger and Misra. If the executive elects to continue coverage in our group health plans, we will pay a portion of the COBRA or state law premiums equal to the excess of the cost of such premiums over the amount the executive would have paid for coverage for the executive, his or her spouse and dependents had the executive remained employed by the Company, for eighteen months, for Ms. Protopapas, or twelve months, for Mr. DeSchuytner, Ms. Carvajal and Drs. Lowinger and Misra. In addition, any stock options or other equity-based awards held by the executive, to the extent outstanding immediately prior to such termination of employment, will vest in full as of immediately prior to such termination.
Severance Subject to Release of Claims and Continued Compliance with Restrictive Covenants.   Our obligation to provide an executive with severance payments and other benefits under the executive’s letter agreement is conditioned on the executive signing (and not subsequently revoking) an effective release of claims in favor of the company and the executive’s continued compliance with his or her nondisclosure, noncompetition and assignment of intellectual property agreement, the noncompetition and non-solicitation provisions of which generally survive for twelve months following the termination of employment and the nondisclosure provisions of which generally survive indefinitely.
Section 280G.   In the event that all or any portion of the payments or benefits provided under an executive’s letter agreement would constitute an “excess parachute payment” within the meaning of Section 280G of the Code, the executive will be entitled to receive an amount equal to the greater of (i) the amount of such payments or benefits reduced so that no portion of the payments and benefits would fail to be deductible under Section 280G of the Code, or (ii) the amount otherwise payable reduced by all taxes, including the excise tax imposed under Section 4999 of the Code.
For the purposes of the letter agreements:
•
“Cause” generally means: (i) willful misconduct or gross negligence as to a material matter in connection with the executive’s duties; (ii) any act constituting material dishonesty or fraud with respect to the Company; (iii) the indictment for, conviction of, or a plea of guilty or nolo contendere to, a felony under applicable law; (iv) material violation of a material term of any written Company policy; (v) failure to attempt in good faith to (A) perform the executive’s duties in all material respects or (B) follow a clear, lawful, and reasonable directive of the Board; or (vi) material breach of a fiduciary duty owed to the Company that has caused or could reasonably be expected to cause a material injury to the business.

•
“Disqualifying Conduct” generally means: (i) willful misconduct or gross negligence as to a material matter in connection with the executive’s duties; (ii) any act constituting material dishonesty or fraud with respect to the Company; (iii) the indictment for, conviction of, or a plea of guilty or nolo contendere to, a felony under applicable law; (iv) material violation of a material term of any written Company policy; (v) failure to attempt in good faith to (A) perform the executive’s duties in all material respects or (B) follow a clear, lawful, and reasonable directive of the Board; or (vi) material breach of a fiduciary duty owed to the Company that has caused or could reasonably be expected to cause a material injury to the business.

•
“Good Reason” generally means, without the executive’s consent: (i) a material decrease in the executive’s base salary; (ii) a material diminution in the executive’s authorities, duties, or responsibilities; or (iii) the relocation of the executive’s principal work location to a location more than fifty (50) miles from its current location.

•
“Change in Control” generally means a “change in control event” as that term is defined in the regulations under Section 409A of the Code.

Potential Payments Upon Termination or Change of Control
The following table sets forth information regarding potential payments that would have been made to our named executive officers on various termination or change in control events assuming such events occurred as of December 31, 2021.
The following table sets forth information regarding potential payments that would have been made to our named executive officers, other than Dr. Kaufman, in connection with a qualifying termination of employment, including in connection with a change in control assuming such termination of employment and change in control occurred on December 31, 2021. Dr. Kaufman retired in September 2021, but he was not entitled to any payments, benefits or vesting acceleration in connection with his retirement, apart from $28,218 in accrued but unused vacation and Company payment of group medical, dental and vision coverage premiums under COBRA during a period commencing September 10, 2021 and ending no later than July 31, 2022. None of our named executive officers are entitled to any “single-trigger” change in control payments or benefits, and none of our named executive officers are entitled to any severance payments in connection with a termination of their employment under any circumstances other than as noted in the table below.

Name	Cash Severance Benefits ($)(1)	COBRA Premiums ($)	Value of Accelerated Equity ($)	Total ($)
Anna Protopapas
Termination without Cause or resignation for Good Reason	569,250	22,531	4,407,946	4,999,728
Termination without Cause or resignation for Good Reason on or within 12 months following Change in Control	1,280,813	33,797	4,407,946	5,722,556
Brian DeSchuytner
Termination without Cause or resignation for Good Reason	303,824	5,906	1,700,299	2,010,029
Termination without Cause or resignation for Good Reason on or within 12 months following Change in Control	567,139	7,874	1,700,299	2,275,312
Alejandra Carvajal
Termination other than for Disqualifying Conduct or resignation for Good Reason	300,000	16,899	864,580	1,181,479
Termination other than for Disqualifying Conduct or resignation for Good Reason on or within 12 months following Change in Control	560,000	22,531	864,580	1,447,111
Timothy B. Lowinger, Ph.D.
Termination without Cause or resignation for Good Reason	317,672	16,899	1,629,771	1,964,342
Termination without Cause or resignation for Good Reason on or within 12 months following Change in Control	592,988	22,531	1,629,771	2,245,290
Tushar Misra, Ph.D.
Termination other than for Disqualifying Conduct or resignation for Good Reason	318,750	16,899	855,250	1,190,899
Termination other than for Disqualifying Conduct or resignation for Good Reason on or within 12 months following Change in Control	595,000	22,531	855,250	1,472,781

(1)
Amounts represent the cash severance benefits payable to our named executive officers under their letter agreements, based on the named executive officer’s base salary and target annual bonus as in effect on December 31, 2021.

(2)
Amounts represent the estimated cost of Company-paid portion of COBRA premiums based on the estimated cost of such coverage as of December 31, 2021.

(3)
Amounts represent the value of unvested stock options and RSUs held by the named executive officer on December 31, 2021 for which vesting will accelerated, based on the closing price of a share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2021, which was $6.22.

(4)
The amounts reported in this table do not include any potential reduction in payments or benefits that may be made as a result of Sections 280G or 4999 of the Code.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2021. As of December 31, 2021, we had three equity compensation plans, each of which was approved by our stockholders: our 2007 Stock Incentive Plan, our 2017 Stock Incentive Plan, and our 2017 Employee Stock Purchase Plan, or 2017 ESPP.
Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted average exercise price of outstanding options and rights (b)(1)	Number of securities remaining available or future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(2)
Equity compensation plans approved by security holders	7,584,929(3)	$9.61	1,874,748
Equity compensation plans not approved by security holders	757,500(4)	$18.14	—
Total	8,342,429	$11.25	1,874,748(5)

(1)
Determined without taking into account RSUs, which do not have an exercise price.

(2)
As of December 31, 2021, (i) 1,308,183 shares remained available for future issuance under our 2017 Stock Incentive Plan and (ii) 566,565 shares remained available for future issuance under our 2017 ESPP. No shares remained available for future issuance under our 2007 Stock Incentive Plan as of December 31, 2021, but in the event of any forfeitures or cancellations of awards under the 2007 Stock Incentive Plan, up to 1,631,985 shares thereunder may become available for future issuance under our 2017 Stock Incentive Plan.

(3)
Includes shares subject to options to purchase shares of our common stock and awards of RSUs.

(4)
Represents inducement stock option awards granted to certain employees of the Company in accordance with Nasdaq Listing Rule 5635(c)(4).

(5)
Our 2017 Stock Incentive Plan has an evergreen provision that provides for an annual increase in the number of shares available for issuance thereunder to be added on the first day of each fiscal year in an amount equal to 4% of the number of shares of our common stock outstanding on the immediately preceding December 31 or such lesser amount determined by our Board of Directors. Our 2017 ESPP has an evergreen provision that allows for an annual increase in the number of shares available for issuance thereunder to be added on the first day of each fiscal year in an amount equal to the least of (i) 450,000 shares of common stock, (ii) 1% of the total number of shares of our common stock outstanding on the immediately preceding December 31 or (iii) such lesser amount determined by our Board of Directors (but in no event may more than 4,725,000 shares become available for issuance under our 2017 ESPP). In January 2022, the number of shares available for issuance under our 2017 Stock Incentive Plan and our 2017 ESPP increased by 2,948,362 and zero shares, respectively.

On February 24, 2022, our Board of Directors adopted, upon recommendation of the Compensation Committee, the 2022 Inducement Stock Incentive Plan to be effective immediately. The 2022 Inducement Stock Incentive Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock, RSUs, and other stock-based awards with respect to an aggregate of 2,000,000 shares of our common stock (subject to adjustment as provided in the 2022 Inducement Stock Incentive Plan). Awards under the 2022 Inducement Stock Incentive Plan may only be granted to persons who (a) were not previously our employee or director or (b) are commencing employment with us following a bona fide period of non-employment, in either case as an inducement material to the individual’s entering into employment with us and in accordance with the requirements of Nasdaq Stock Market Rule 5635(c)(4).

NON-EMPLOYEE DIRECTOR COMPENSATION
Our non-employee director compensation policy, as in effect during 2021, provides for the following compensation for our non-employee directors:
•
an annual cash fee of $40,000 ($70,000 for the Chair of our Board of Directors);

•
an additional annual cash fee of $5,000 for each non-employee director who is a member of our Compensation Committee ($10,000 for the Chair of our Compensation Committee);

•
an additional annual cash fee of $4,000 for each non-employee director who is a member of our Nominating and Corporate Governance Committee ($8,000 for the Chair of our Nominating and Corporate Governance Committee);

•
an additional annual cash fee of $7,500 for each non-employee director who is a member of our Audit Committee ($15,000 for the Chair of our Audit Committee);

•
for any non-employee director who is first elected or appointed to our Board of Directors, an initial option under our 2017 Stock Incentive Plan to purchase the lessor of (a) 90,000 shares of our common stock, or (b) a number of shares that would result in the option having a grant date fair value approximately equal to $500,000, with the number of shares of common stock determined in accordance with ASC Topic 718 (or any successor provision) based on the closing price of a share of common stock on the date of such non-employee director’s initial election; and

•
on an annual basis, for each non-employee director (other than a director who is first elected to our Board of Directors during the calendar year of such annual meeting (including, for the avoidance of doubt, at the time of the annual meeting)), an option under our 2017 Stock Incentive Plan to purchase the lessor of (a) 45,000 shares of our common stock, or (b) a number of shares that would result in the option having a grant date fair value approximately equal to $250,000, with the number of shares of common stock determined in accordance with ASC Topic 718 (or any successor provision) based on the closing price of a share of common stock on the date of the annual meeting of stockholders.

The initial stock options granted to non-employee directors upon the non-employee director’s initial election or appointment to our Board of Directors vest in equal quarterly installments over a three-year period following the date of grant, generally subject to such director’s continued service. The annual stock options granted to our non-employee directors vest in full upon the earlier of the first anniversary of the date of grant or the date of the following annual meeting of stockholders, generally subject to the director’s continued service. Any initial stock options and annual stock options granted to our non-employee directors that are then outstanding automatically accelerate and become fully vested and exercisable upon the non-employee director’s death or termination of service due to disability or upon a change in control. In addition, each non-employee director has the right to elect to receive all or a portion of his or her annual cash fee for service on our Board of Directors, including any fees for committee service, under the non-employee director compensation policy in the form of options to purchase shares of our common stock having a grant date fair value approximately equal to such annual cash fee (or portion thereof). Any such election must be made before the January 1st of the year to which the election relates, and the number of shares of our common stock subject to any such option will be determined in accordance with ASC Topic 718 (or any successor provision) based on the closing price of a share of our common stock on the last business day of the calendar year in which the election is made. Any such stock options will vest in equal quarterly installments over a one-year period, generally subject to the director’s continued service. For 2021, Messrs. Alleva and Mott and Drs. Dere, Hack, Hege and Huber each elected to receive his or her annual Board retainer in the form of a stock option grant.
All cash fees are paid quarterly, in arrears, or upon the earlier resignation or removal of the non-employee director. The amount of each payment is prorated for any portion of a calendar quarter that a non-employee director is not serving on our Board of Directors.
Each non-employee director is also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the board of directors and any committee on which he or she serves.

The following table sets forth a summary of the compensation we paid to our non-employee directors during 2021. Ms. Protopapas, our President and Chief Executive Officer, received no compensation for her services as a director in 2021 and, as a result, is not included in the table below. The compensation received by Ms. Protopapas for her services as an employee is described in the “Summary Compensation Table” above and the accompanying narrative description.
Name(1)	Fees Earned or Paid in Cash ($)(2)	Option Awards ($)(3)	Total ($)
Lawrence M. Alleva	59,000	250,047	309,047
Willard H. Dere, M.D.	55,500	250,047	305,547
Allene M. Diaz	36,625	499,908	536,533
Andrew A. F. Hack, M.D., Ph.D.	52,500	250,047	302,547
Kristen Hege, M.D.	45,000	250,047	295,047
Martin Huber, M.D.	40,000	250,047	290,047
David Mott	80,000	250,047	330,047

(1)
The aggregate number of shares of our common stock underlying stock options outstanding as of December 31, 2021, for non-employee members of the Board of Directors were: Mr. Alleva: 121,032; Ms. Diaz: 39,275; Dr. Dere: 107,274; Dr. Hack: 124,443; Dr. Hege: 138,843; Dr. Huber: 75,636 and Mr. Mott: 125,394.

(2)
Amounts represent cash fees earned or paid to non-employee directors for 2021, including cash fees Messrs. Alleva and Mott and Drs. Dere, Hack, Hege and Huber elected to receive in the form of a stock option grant, as set forth in the table below.

Name	Cash Fees paid in the form of Stock Options ($)	Shares Subject to Stock Options In respect of Cash Fees (#)
Lawrence M. Alleva	59,000	3,339
Willard H. Dere, M.D.	55,500	3,141
Andrew A. F. Hack, M.D., Ph.D.	52,500	2,971
Kristen Hege, M.D.	45,000	2,547
Martin Huber, M.D.	40,000	2,490
David Mott	80,000	4,528

(3)
Amounts represent the aggregate grant date fair value of stock option awards granted to our non-employee directors in 2021, computed in accordance with ASC Topic 718 and excluding the effect of estimated forfeitures. The assumptions used in the valuation of these option awards are set forth in Note 9 to our financial statements included in our 2021 Annual Report. Pursuant to SEC rules, the value of options granted to Messrs. Alleva and Mott and Drs. Dere, Hack, and Huber in connection with their election to receive their annual retainer fees in the form of stock options has not been included in this column and instead the amount of such retainers are included under “Fees Earned or Paid in Cash.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of March 31, 2022 (unless otherwise specified), with respect to the beneficial ownership of our common stock by each person who is known to own beneficially more than 5% of the outstanding shares of common stock, each person currently serving as a director, each nominee for director, each named executive officer (as set forth in the Summary Compensation Table above) and all directors and executive officers as a group. The number of shares beneficially owned by each entity or person is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of March 31, 2022 through the exercise of any stock options, warrants or other rights or upon the vesting of any RSUs. Except as otherwise indicated, and subject to applicable common property laws, the persons in the table have sole voting and investment power with respect to all shares of common stock held by that person.
Shares of common stock subject to options, warrants or other rights that are now exercisable or are exercisable within 60 days after March 31, 2022 are considered outstanding for purposes of computing the percentage ownership of the persons holding these options, warrants or other rights but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person. As of March 31, 2022, there were 87,073,084 shares of common stock outstanding. Unless otherwise indicated, the address for each beneficial owner is c/o Mersana Therapeutics, Inc., 840 Memorial Drive, Cambridge, Massachusetts 02139.
Name and address of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% or greater stockholders:
BlackRock, Inc.(1)	7,479,229	8.6%
Entities Affiliated with Avoro Capital Advisors LLC(2)	6,800,000	7.8%
Entities Affiliated with Bain Capital Life Sciences Investors, LLC(3)	6,522,030	7.5%
Entities Affiliated with Wellington Management Group LLP(4)	5,017,078	5.8%
Directors and named executive officers:
Lawrence M. Alleva(5)	101,516	*
Willard H. Dere, M.D.(6)	85,435	*
Allene M. Diaz(6)	15,695	*
Andrew A. F. Hack, M.D., Ph.D.(7)	102,141	*%
Kristen Hege, M.D.(6)	116,397	*
Martin Huber, M.D.(6)	37,100	*
David Mott(8)	653,167	*
Anna Protopapas(9)	1,991,253	2.2%
Brian DeSchuytner(10)	264,838	*
Alejandra Carvajal(11)	44,187	*
Timothy B. Lowinger, Ph.D.(12)	474,338	*
Michael Kaufman, Ph.D.(13)	372,245	*
Tushar Misra, Ph.D.(6)	1,640	*
All executive officers and directors as a group (13 persons)(14)	3,983,648	4.4%

*
Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)
As reported on a Schedule 13G filed with the SEC on January 27, 2022 by BlackRock, Inc. According to the Schedule 13G, BlackRock has sole voting power with respect to 7,401,432 shares and sole dispositive power with respect to 7,479,229 shares. The principal business address of BlackRock Inc. is 55 East 52nd Street, New York, NY 10055.

(2)
As reported on a Schedule 13G filed with the SEC on February 12, 2021 by Avoro Capital Advisors LLC (“Avoro Capital”) and Behzad Aghazadeh. According to the Schedule 13G, each of Avoro Capital and Dr. Aghazadeh has sole voting power and sole dispositive power with regard to 6,800,000 shares. Avoro Capital provides investment advisory and management services and has acquired the securities solely for investment purposes on behalf of Avoro Life Sciences Fund LLC, a Delaware limited liability company, and certain managed accounts, and Dr. Aghazadeh serves as the portfolio manager and controlling person of Avoro Capital. The principal business address of each of Avoro Capital and Dr. Aghazadeh is 110 Greene Street, Suite 800, New York, NY 10012.

(3)
As reported on a Schedule 13D/A filed with the SEC on February 8, 2022 by Bain Capital Life Sciences Fund II, L.P. (“BCLS II”), BCIP Life Sciences Associates, LP (“BCIPLS”) and BCLS II Investco, LP (“BCLS II Investco” and, together with BCLS II and BCIPLS, the “Bain Capital Life Sciences Entities”). According to the Schedule 13D/A, BCLS II holds 3,294,423 shares, BCIPLS holds 401,244 shares, and BCLS II Investco holds 2,826,363 shares, over which shares each applicable Bain Capital Life Sciences Entity has shared voting and dispositive control. Bain Capital Life Sciences Investors, LLC (“BCLSI”) (i) is the manager of Bain Capital Life Sciences Investors II, LLC, which is the general partner of BCLS II, and (ii) governs the investment strategy and decision-making process with respect to investments held by BCIPLS. BCLS II is the manager of BCLS II Investco (GP), LLC, which is the general partner of BCLS II Investco. As a result, BCLSI may be deemed to share voting and dispositive power with respect to the securities held by the Bain Capital Life Sciences Entities. The principal business address of each of the Bain Capital Life Sciences Entities is c/o Bain Capital Life Sciences, LP, 200 Clarendon Street, Boston, MA 02116.

(4)
As reported on a Schedule 13G/A, filed with the SEC on February 4, 2022, by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP. According to the Schedule 13G, (i) Wellington Management Company LLP has shared voting power with respect to 4,505,340 shares and shared dispositive power with respect to 4,827,584 shares and (ii) each of the other entities has shared voting power with respect to 4,505,340 shares and shared dispositive power with respect to 5,017,078 shares. The shares are owned of record by clients of Wellington Management Company LLP, Wellington Management Canada LLC, Wellington Management Singapore Pte Ltd, Wellington Management Hong Kong Ltd, Wellington Management International Ltd, Wellington Management Japan Pte Ltd, and Wellington Management Australia Pty Ltd (collectively, the “Wellington Investment Advisers”). Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The principal business address of each of Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(5)
Consists of (a) 2,120 shares held by the Lawrence M. Alleva Revocable Trust and (b) options to purchase 99,396 shares of common stock that were exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

(6)
Consists of options to purchase common stock that were exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

(7)
Includes options to purchase 102,141 shares of common stock that were exercisable as of March 31, 2022 or will become exercisable within 60 days after such date. Does not include the shares of common stock held by the Bain Capital Life Sciences Entities described in footnote (3) above. Dr. Hack is a Managing Director of BCLSI. As a result, by virtue of the relationships described in footnote (3) above, Dr. Hack may be deemed to share beneficial ownership of the shares of common stock held by the Bain Capital Life Sciences Entities. Dr. Hack’s business address is c/o Bain Capital Life Sciences, LP, 200 Clarendon Street, Boston, MA 02116

(8)
Consists of (a) 538,599 shares held by Mr. Mott, (b) 9,595 shares held by the David Mott Declaration of Trust dated May 31, 2001, as amended, and (c) options to purchase 104,973 shares of common stock that were exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

(9)
Consists of (a) 250,615 shares held by Ms. Protopapas, (b) 72,263 shares held by the Kinney/Protopapas Irrevocable Trust and (c) options to purchase 1,668,375 shares common stock that were exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

(10)
Includes options to purchase 247,265 shares of common stock that were exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

(11)
Includes (a) 13,250 shares of common stock underlying restricted stock units that will vest within 60 days of March 31, 2022 and (b) options to purchase 30,937 shares of common stock that were exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

(12)
Includes options to purchase 343,104 shares of common stock that were exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

(13)
Includes options to purchase 339,623 shares of common stock that were exercisable as of March 31, 2022.

(14)
Includes (a) options to purchase 2,935,426 shares of common stock that were exercisable as of March 31, 2022 or will become exercisable within 60 days after such date and (b) 13,250 shares of common stock underlying restricted stock units that will vest within 60 days of March 31, 2022.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Except as described below, there have been no transactions since January 1, 2021, in which we were a party, where the amount involved exceeded or will exceed $120,000 and in which any related person had a direct or indirect material interest.
Bain Capital Life Sciences At-the-Market Purchases
In the year ended December 31, 2021, entities affiliated with Bain Capital Life Sciences Investors, LLC, of which Dr. Hack is a managing director, purchased an aggregate of 1,690,000 shares of our common stock in two transactions through our ATM program, for which Cowen & Company served as Sales Agent and for which we received gross proceeds of approximately $10.0 million. The sales of such shares of common stock to the affiliates of Bain Capital Life Sciences Investors, LLC through our ATM program were approved by our Audit Committee pursuant to the Related Party Transactions Policy described below.
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our directors and executive officers. We also maintain a general liability insurance policy, which covers certain liabilities of directors and officers of the Company arising out of claims based on acts or omissions in their capacities as directors or officers.
Related Party Transactions Policy
We have adopted a written related party transactions policy that governs the review and approval of related party transactions. Pursuant to this policy, if we want to enter into a transaction with a related party or an affiliate of a related party, the Audit Committee will review the proposed transaction to determine, based on applicable Nasdaq and SEC rules, if such transaction requires pre-approval by the Audit Committee and/or the Board of Directors. If pre-approval is required, such matters will be reviewed at the next regular or special Audit Committee and/or Board of Directors meeting. We may not enter into a related party transaction unless our Audit Committee has specifically confirmed in writing that either no further reviews are necessary or that all requisite corporate reviews have been obtained.

PROPOSAL NO. 4 — APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
Background
Our authorized capital stock presently consists of 175,000,000 shares of common stock, $0.0001 par value per share, and 25,000,000 shares of preferred stock, $0.0001 par value per share. On April 13, 2022, our Board of Directors adopted, subject to stockholder approval, a proposed amendment to our Certificate of Incorporation, in the form attached as Annex A to this proxy statement, to increase the number of authorized shares of common stock from 175,000,000 to 350,000,000. The number of authorized shares of preferred stock would not be affected by the proposed amendment.
As of the Record Date, a total of 94,469,048 shares of common stock were issued and outstanding and no shares were held in treasury. In addition, as of the Record Date there were:
•
1,534,177 restricted stock units outstanding and 10,146,677 shares of common stock issuable upon the exercise of stock options;

•
1,592,754, 566,565 and 1,948,850 shares of common stock reserved for future issuance under our 2017 Stock Incentive Plan, 2017 Employee Stock Purchase Plan and 2022 Inducement Stock Incentive Plan, respectively, as well as any automatic increases in the number of shares of common stock reserved under our 2017 Stock Incentive Plan and 2017 Employee Stock Purchase Plan; and

•
39,474 shares of our common stock reserved for issuance upon exercise of outstanding warrants to purchase shares of our common stock, at an exercise price of $0.05 per share.

Accordingly, as of the Record Date, out of the 175,000,000 shares of common stock presently authorized, 110,297,545 shares are issued and outstanding or reserved for issuance and 64,702,455 shares of common stock remain available for future issuance.
If stockholders approve the proposed amendment, section (a) of Article IV of our Certificate of Incorporation will be deleted in its entirety and replaced by the following:
“(a)   Authorized Shares.   The total number of shares of stock which the Corporation shall have authority to issue is 375,000,000, consisting of 350,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”), and 25,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”). Such stock may be issued from time to time by the Corporation for such consideration as may be fixed by the board of directors of the Corporation (the “Board of Directors”).”
The proposed amendment, if approved by our stockholders, would become effective upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, in the form of Appendix A hereto, or at the later time set forth in such amendment. The Board of Directors reserves the right, notwithstanding stockholder approval and without further action by stockholders, to elect not to proceed with the proposed amendment if the Board of Directors determines that the proposed amendment is no longer in our best interests and the best interests of our stockholders.
If our stockholders approve the proposed amendment, subject to the discretion of the Board of Directors, we intend to file the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable after the Annual Meeting.
Reasons for the Proposed Increase
Over the past several years, we have used shares of our common stock to, among other things, engage in financings, including our ongoing ATM program through Cowen & Company, and incentivize and compensate employees. We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:
•
financing transactions, such as public or private offerings of common stock or convertible securities;

•
partnerships, collaborations and other similar transactions;

•
our equity incentive plans;

•
strategic investments; and

•
other corporate purposes that have not yet been identified.

We do not currently have any specific plans, proposals or arrangements, written or oral, to issue any of the proposed additional authorized shares of common stock for general corporate or any other purposes. However, the Board of Directors believes that the availability of additional authorized shares of our common stock will afford us needed flexibility in acting upon financing transactions to strengthen our financial position and/or engaging in strategic activities without using cash. Unless required by applicable law or stock exchange rules, no further vote of the holders of common stock will be required with respect to any such transaction.
Potential Effects of the Proposed Increase
The additional shares of common stock for which authorization is sought would have identical powers, privileges and rights to the shares of common stock that are now authorized. Holders of common stock do not have preemptive rights to subscribe to additional securities that we may issue.
The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of the Company than they presently own.
Effectiveness of Amendment
If the proposed amendment is adopted, it will become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON
STOCK FROM 175,000,000 TO 350,000,000.

GENERAL MATTERS
Availability of Certain Documents
A copy of our 2021 Annual Report has been posted on the Company’s website (www.mersana.com) along with this proxy statement. Upon written request, we will mail, without charge, a copy of our 2021 Annual Report, excluding exhibits. Please send a written request to our Secretary at:
Mersana Therapeutics, Inc.
840 Memorial Drive
Cambridge, Massachusetts 02139
Attention: Secretary
Phone: (617) 498-0020
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family, unless we have received contrary instructions from one or more of the stockholders. This practice, referred to as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our notices, annual reports, proxy statements and information statements.
We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of the notice or proxy materials was delivered. You may make a written or oral request by sending a notification to our Secretary at the address or telephone number above, providing your name, your shared address, and the address to which we should direct the additional copy of the notice or proxy materials. Multiple stockholders sharing an address who have received one copy of a mailing and would prefer us to mail each stockholder a separate copy of future mailings should contact us at our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of a mailing and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made through our principal executive offices. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
Stockholder Proposals and Nominations
Requirements for Stockholder Proposals or Director Nominations to be Brought Before an Annual Meeting.   Our Bylaws provide that, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Secretary at Mersana Therapeutics, Inc., 840 Memorial Drive, Cambridge, Massachusetts 02139. The Nominating and Corporate Governance Committee does not have a written policy regarding stockholder nominations but has determined that it is the practice of such Committee to consider candidates proposed by stockholders if made in accordance with our Bylaws. Any such proposals should include appropriate biographical and background material to allow the Nominating and Corporate Governance Committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our Bylaws.
To be timely for the 2023 annual meeting, although not included in the proxy statement, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the prior year’s annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or after such anniversary date, we must receive the notice not later than the close of business on the tenth day following the day on which we first provide public disclosure of the date of the meeting. Assuming the date of our 2023 annual meeting is not so advanced or delayed, stockholders who wish to make a proposal at the 2023 annual meeting must notify us no earlier than February 9, 2023 and no later than March 11, 2023. Such notice must provide the information required by our Bylaws with respect to each matter the stockholder proposes to bring before the 2023 annual meeting. Assuming that biographical and background material has been provided on a timely basis, any recommendations received from stockholders for nominations for directors will be evaluated in the same manner as potential nominees proposed by the Nominating and Corporate Governance Committee. If our Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting.
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.   To be considered for inclusion in next year’s proxy statement, stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received by our Secretary at our principal executive offices no later than the close of business on December 30, 2022, which is 120 days prior to the date that is one year from this year’s mailing date of April 29, 2022.
In addition to satisfying the advance notice provisions in our Bylaws relating to nominations of director candidates, to comply with the SEC’s universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than our nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2023. If the date of the 2023 annual meeting changes by more than 30 calendar days from the date of the 2022 annual meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following our public announcement of the date of the 2023 annual meeting.
Contacting the Board of Directors
Stockholders wishing to communicate with the Board of Directors may do so by writing to the Board of Directors, the non-employee members of the Board as a group or to any individual director, at:
Mersana Therapeutics, Inc.
840 Memorial Drive
Cambridge, Massachusetts 02139
Attention: Secretary
The communication must prominently display the legend “BOARD COMMUNICATION” in order to indicate to the Secretary that it is a communication for the Board of Directors. Upon receiving such a communication, the Secretary will promptly forward the communication to the relevant individual or group to which it is addressed. Certain items that are unrelated to the Board of Directors’ duties and responsibilities may be excluded. The Secretary will not forward any communication determined in her good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable.
Other Matters
As of the date of this proxy statement, the Board of Directors does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Appendix A
CERTIFICATE OF AMENDMENT
TO
FIFTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
MERSANA THERAPEUTICS, INC.
Pursuant to Section 242 of the
General Corporation Law of the State of Delaware
Mersana Therapeutics, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
FIRST: A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Fifth Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved and adopted said proposed amendment at a meeting of stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:
RESOLVED: That section (a) of Article IV of the Fifth Amended and Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:
“(a)   Authorized Shares.   The total number of shares of stock which the Corporation shall have authority to issue is 375,000,000, consisting of 350,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”), and 25,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”).  Such stock may be issued from time to time by the Corporation for such consideration as may be fixed by the board of directors of the Corporation (the “Board of Directors”).”
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IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this                 day of                 , 2022.
MERSANA THERAPEUTICS, INC.
By:	Name: Title:

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD81953-P71991For WithholdFor Against AbstainFor Against AbstainFor Against Abstain! !! !! !! ! !! ! !MERSANA THERAPEUTICS, INC.840 MEMORIAL DRIVECAMBRIDGE, MA 02139MERSANA THERAPEUTICS, INC.1a. Allene M. Diaz1b. Andrew A. F. Hack, M.D., Ph.D.1c. Kristen Hege, M.D.1. Election of Class II Directors, each to serve until the2025 Annual Meeting of StockholdersNominees:The Board of Directors recommends you vote FOR eachof the following nominees:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year endingDecember 31, 2022.3. To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers.4. To approve an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation to increase the number of authorized shares ofcommon stock from 175,000,000 shares to 350,000,000 shares.The Board of Directors recommends you vote FOR the following proposal:The Board of Directors recommends you vote FOR the following proposal:The Board of Directors recommends you vote FOR the following proposal:NOTE: Such other business as may properly come before the meeting or any adjournment thereof.! ! !VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on June 8, 2022. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/MRSN2022You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time on June 8, 2022. Have your proxy card in hand when you calland then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE wD81954-P71991Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 9, 2022:The Notice of Annual Meeting and Proxy Statement and Annual Report are available at www.proxyvote.com.MERSANA THERAPEUTICS, INC.Annual Meeting of StockholdersJune 9, 2022 at 9:00 AM, EDTThis proxy is solicited on behalf of the Board of DirectorsThe stockholder(s) hereby appoint(s) Anna Protopapas and Alejandra Carvajal, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MERSANA THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 9, 2022, via live webcast atwww.virtualshareholdermeeting.com/MRSN2022, and any adjournment or postponement thereof.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of all nominees under Proposal 1 and FOR Proposals 2, 3 and 4.Continued and to be signed on reverse side

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD81953-P71991For WithholdFor Against AbstainFor Against AbstainFor Against Abstain! !! !! !! ! !! ! !MERSANA THERAPEUTICS, INC.840 MEMORIAL DRIVECAMBRIDGE, MA 02139MERSANA THERAPEUTICS, INC.1a. Allene M. Diaz1b. Andrew A. F. Hack, M.D., Ph.D.1c. Kristen Hege, M.D.1. Election of Class II Directors, each to serve until the2025 Annual Meeting of StockholdersNominees:The Board of Directors recommends you vote FOR eachof the following nominees:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year endingDecember 31, 2022.3. To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers.4. To approve an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation to increase the number of authorized shares ofcommon stock from 175,000,000 shares to 350,000,000 shares.The Board of Directors recommends you vote FOR the following proposal:The Board of Directors recommends you vote FOR the following proposal:The Board of Directors recommends you vote FOR the following proposal:NOTE: Such other business as may properly come before the meeting or any adjournment thereof.! ! !VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on June 8, 2022. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/MRSN2022You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time on June 8, 2022. Have your proxy card in hand when you calland then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE wD81954-P71991Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 9, 2022:The Notice of Annual Meeting and Proxy Statement and Annual Report are available at www.proxyvote.com.MERSANA THERAPEUTICS, INC.Annual Meeting of StockholdersJune 9, 2022 at 9:00 AM, EDTThis proxy is solicited on behalf of the Board of DirectorsThe stockholder(s) hereby appoint(s) Anna Protopapas and Alejandra Carvajal, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MERSANA THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 9, 2022, via live webcast atwww.virtualshareholdermeeting.com/MRSN2022, and any adjournment or postponement thereof.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of all nominees under Proposal 1 and FOR Proposals 2, 3 and 4.Continued and to be signed on reverse side